                                                                    EXHIBIT 10.1
                                                               EXECUTION VERSION







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                           ST. LOUIS POST-DISPATCH LLC


                                  $306,000,000


                      8.05% SENIOR NOTES DUE APRIL 28, 2009

                                 ---------------

                                 NOTE AGREEMENT
                                 ---------------


                             DATED AS OF MAY 1, 2000


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
                                TABLE OF CONTENTS


                             (Not Part of Agreement)

                                                                                         Page
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
PARAGRAPH 1.       AUTHORIZATION OF ISSUE OF NOTES..........................................1

     1.   Authorization of Issue of Notes...................................................1

PARAGRAPH 2.       PURCHASE AND SALE OF NOTES...............................................1

     2.   Purchase and Sale of Notes........................................................1

PARAGRAPH 3.       CONDITIONS OF CLOSING....................................................2

     3.   Conditions of Closing.............................................................2
          3A.      Certain Documents........................................................2
          3B.      Opinion of Purchaser's Special Counsel...................................4
          3C.      Transactions Permitted by Applicable Laws................................4
          3D.      Private Placement Number.................................................4
          3E.      Consummation of Formation/Contribution Transactions......................4
          3F.      Payment of Fees..........................................................4
          3G.      Sale to Other Purchasers.................................................5

PARAGRAPH 4.       PREPAYMENTS..............................................................5

     4.   Preypayments......................................................................5
          4A.      Optional Prepayment With Yield-Maintenance Amount........................5
          4B.      Notice of Optional Prepayment............................................5
          4C.      Partial Payments Pro Rata................................................5
          4D.      Retirement of Notes......................................................5

PARAGRAPH 5.       AFFIRMATIVE COVENANTS....................................................6

     5.   Affirmative Covenants.............................................................6
          5A.      Financial Statements.....................................................6
          5B.      Inspection of Properties.................................................7
          5C.      Covenant to Secure Notes Equally.........................................8
          5D.      Compliance with Laws and Regulations.....................................8
          5E.      Patents, Trade Marks and Trade Names.....................................8
          5F.      Information Required by Rule 144A........................................8
          5G.      Payment of Taxes and Other Claims........................................9
          5H.      ERISA Compliance.........................................................9

PARAGRAPH 6.       NEGATIVE COVENANTS.......................................................9

     6.   Negative Covenants................................................................9
          6A.      Change of Business.......................................................9
          6B.      Limitation on Distributions..............................................9

          6C.      Lien, Debt and Other Restrictions.......................................10
          6D.      Restrictions Upon Modification of Limited Liability Company Agreement...15
          6E.      Limitation on Certain Restrictive Agreements............................15

PARAGRAPH 7.       EVENTS OF DEFAULT.......................................................15

     7.   Events of Default................................................................15
          7A.      Acceleration............................................................15
          7B.      Rescission of Acceleration..............................................18
          7C.      Notice of Acceleration or Rescission....................................18
          7D.      Other Remedies..........................................................19

PARAGRAPH 8.       REPRESENTATIONS, COVENANTS AND WARRANTIES...............................19

     8.   Representations, Covenants and Warranties........................................19
          8A.      Organization and Qualification; Due Authorization.......................19
          8B.      Financial Statements....................................................19
          8C.      Actions Pending.........................................................20
          8D.      Outstanding Debt........................................................20
          8E.      Title to Properties.....................................................20
          8F.      Conflicting Agreements and Other Matters................................20
          8G.      Offering of Notes.......................................................21
          8H.      Use of Proceeds.........................................................21
          8I.      ERISA...................................................................21
          8J.      Governmental Consent....................................................22
          8K.      Business; Activities....................................................22
          8L.      Ownership of Company....................................................22
          8M.      Disclosure..............................................................22
          8N.      Formation/Contribution Documents........................................22
          8O.      Solvency................................................................23
          8P.      Representations and Warranties in Formation/Contribution Documents......23

PARAGRAPH 9.       REPRESENTATIONS OF THE PURCHASERS.......................................23

     9.   Representations of the Purchasers................................................23
          9A.      Nature of Purchase......................................................23
          9B.      Source of Funds.........................................................23
          9C.      Independent Investigation...............................................23

PARAGRAPH 10.      DEFINITIONS; ACCOUNTING MATTERS.........................................24

     10.  Definitions; Accounting Matters..................................................24
          10A.     Yield-Maintenance Terms.................................................24
          10B.     Other Terms.............................................................25
          10C.     Accounting and Legal Principles, Terms and Determinations...............30

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
PARAGRAPH 11.      MISCELLANEOUS...........................................................30

     11.  Miscellaneous....................................................................30
          11A.     Note Payments...........................................................30
          11B.     Expenses................................................................31
          11C.     Consent to Amendments...................................................31
          11D.     Form, Registration, Transfer and Exchange of Notes; Lost Notes..........32
          11E.     Persons Deemed Owners; Participations...................................32
          11F.     Survival of Representations and Warranties; Entire Agreement............33
          11G.     Successors and Assigns..................................................33
          11H.     Notices.................................................................33
          11I.     Payments due on Non-Business Days.......................................33
          11J.     Satisfaction Requirement................................................34
          11K.     Governing Law...........................................................34
          11L.     Severability............................................................34
          11M.     Descriptive Headings....................................................34
          11N.     Counterparts............................................................34
          11O.     Independence of Covenants...............................................34
          11P.     Severalty of Obligations................................................34
          11Q.     Consent to Jurisdiction; Waiver of Immunities...........................34
          11R.     Waiver of Jury Trial....................................................35

     PURCHASER SCHEDULE

     EXHIBIT A - FORM OF NOTE
     EXHIBIT B - FORM OF FUNDS DELIVERY INSTRUCTION LETTER
     EXHIBIT C - FORM OF OPINION OF COUNSEL TO COMPANY AND
                 GUARANTOR
     EXHIBIT D - FORM OF COMPLIANCE CERTIFICATE
     EXHIBIT E - FORM OF SUBORDINATED INTERCOMPANY NOTE
     EXHIBIT F - FORM OF GUARANTY AGREEMENT

                           ST. LOUIS POST-DISPATCH LLC
                           900 NORTH TUCKER BOULEVARD
                            ST. LOUIS, MISSOURI 63101


                                                               As of May 1, 2000



TO EACH OF THE PURCHASERS NAMED ON
THE ATTACHED PURCHASER SCHEDULE

                         $306,000,000 8.05% Senior Notes

Ladies and Gentlemen:

         The undersigned, ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company (the "COMPANY"), hereby agrees with each Purchaser as follows:

         PARAGRAPH 1.   AUTHORIZATION OF ISSUE OF NOTES.

         1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior guaranteed promissory notes in the aggregate principal amount of $306,000,000, to be dated the date of issue thereof, to mature April 28, 2009, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 8.05% per annum and on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto (the "NOTES"). The term "NOTES" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any other Note pursuant to any such provision. Capitalized terms used herein have the meanings specified in paragraph 10.

         PARAGRAPH 2.   PURCHASE AND SALE OF NOTES.

         2. PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the Company Notes in the aggregate principal amount set forth opposite such Purchaser's name on the Purchaser Schedule hereto at 100% of such aggregate principal amount. The Company will deliver to each Purchaser, at the offices of Baker Botts L.L.P. at 599 Lexington Avenue, New York, New York 10022-6030, one or more Notes registered in its name, evidencing the aggregate principal amount of Notes to be purchased by such Purchaser and in the denomination or denominations specified in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account A/C 323 232 418 at The Chase Manhattan Bank, New York, New York (ABA No. 021-000-021), as identified in a written instruction of the Company, in the form of Exhibit B attached hereto, delivered to each Purchaser on or before the date of closing, which shall be May 1, 2000 or any other date on or before May 1, 2000 upon which the parties hereto may mutually agree (herein called the "CLOSING" or the "DATE OF CLOSING").

         PARAGRAPH 3.   CONDITIONS OF CLOSING.

         3. CONDITIONS OF CLOSING. The obligation of each Purchaser to purchase and pay for the Notes to be purchased by it hereunder is subject to the satisfaction, on or before the Date of Closing, of the following conditions:

         3A.   CERTAIN DOCUMENTS. Such Purchaser shall have received the
following, each to be dated the Date of Closing unless otherwise indicated:

               (i)      The Note(s) to be purchased by such Purchaser.

               (ii) The Guaranty Agreement, duly executed and delivered by the Guarantor.

               (iii) A favorable opinion of Fulbright & Jaworski L.L.P., counsel to the Company and the Guarantor, substantially in the form of Exhibit C attached hereto. The Company hereby directs such counsel to deliver such opinion and agrees that the issuance and sale of any Notes will constitute a reconfirmation of such direction.

               (iv) Reliance letters in respect of any other legal opinions delivered in connection with this Agreement, the Guaranty Agreement, the Formation/Contribution Documents and the transactions contemplated hereby and thereby.

               (v) Copies of (a) the Certificate of Formation of the Company, certified as of a recent date by the Secretary of State of Delaware, and (b) the Limited Liability Company Agreement of the Company, certified by the Secretary or an Assistant Secretary of the Company.

               (vi) Copies of (a) the Certificate of Incorporation of the Guarantor, certified as of a recent date by the Secretary of State of Delaware, and (b) the Bylaws of the Guarantor, certified by the Secretary or an Assistant Secretary of the Guarantor.

               (vii) Incumbency certificates signed by the Secretary or an Assistant Secretary and one other officer of each of the Company and the Guarantor, certifying as to the names, titles and true signatures of the officers of the Company or the Guarantor, as applicable, authorized to (a) sign on behalf of the Company this Agreement, the Notes and the other documents to be delivered by the Company hereunder or in connection with the transactions contemplated hereby, or (b) sign on behalf of the Guarantor the Guaranty Agreement and the other documents to be delivered by the Guarantor hereunder and thereunder or in connection with the transactions contemplated hereby and thereby, as applicable.

               (viii) A certificate of the Secretary or an Assistant Secretary of the Guarantor (a) attaching resolutions of the Board of Directors of the Guarantor evidencing approval (in the Guarantor's capacity as sole managing member of the Company) of the transactions contemplated by this Agreement and the issuance of the Notes and the execution, delivery and performance thereof, authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, and (b) certifying (in the Guarantor's capacity as sole managing member of the Company) that no dissolution or liquidation proceedings as to the Company or any Material Subsidiary of the Company have been commenced or are contemplated.

               (ix) A certificate of the Secretary or an Assistant Secretary of the Guarantor (a) attaching resolutions of the Board of Directors of the Guarantor evidencing approval of the execution, delivery and performance of the Guaranty Agreement, and authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, and (b) certifying that no dissolution or liquidation proceedings as to the Guarantor or any Subsidiary of the Guarantor (other than a Subsidiary of the Company that is not a Material Subsidiary) have been commenced or are contemplated.

               (x) An Officer's Certificate of a Responsible Officer of the Company certifying that (a) the representations and warranties contained in paragraph 8 are true on and as of the Date of Closing, except to the extent of changes caused by the transactions herein contemplated, and (b) there exists on the Date of Closing no Event of Default or Default.

               (xi) An Officer's Certificate of a Responsible Officer of the Guarantor certifying that (a) the representations and warranties contained in Section 3 of the Guaranty Agreement are true on and as of the Date of Closing, except to the extent of changes caused by the transactions herein and therein contemplated, and (b) there exists on the Date of Closing no Guaranty Event of Default or Guaranty Default.

               (xii) Corporate and tax good standing certificates as to (a) the Company and the Guarantor, from the States of Delaware and Missouri, and (b) each Material Subsidiary of the Company, from its state of organization.

               (xiii) A copy of each of the Formation/Contribution Documents and the Indemnity Agreement, certified as true and complete by the Secretary or an Assistant Secretary of the Guarantor, the terms and conditions of which shall be in full force and effect and shall not have been amended, modified or waived in any material respect except with the prior written consent of such Purchaser.

               (xiv) A pro forma consolidated balance sheet for the Company and its Subsidiaries as at March 31, 2000, certified by an authorized financial officer of the

         Company and reflecting the consummation of the Formation/Contribution Transactions and the issuance of the Notes hereunder.

               (xv) Such additional documents or certificates with respect to such legal matters or corporate, limited liability company or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser.

         3B.   OPINION OF PURCHASER'S SPECIAL COUNSEL. Such Purchaser shall have received from Baker Botts L.L.P., who are acting as special counsel for it in connection with this transaction, a favorable opinion satisfactory to such Purchaser as to such matters incident to the matters herein contemplated as it may reasonably request.

         3C.   TRANSACTIONS PERMITTED BY APPLICABLE LAWS. The consummation of all transactions contemplated hereby, including, without limitation, the offer by the Company of the Notes, the purchase of and payment for the Notes to be purchased by such Purchaser on the Date of Closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as such Purchaser may request to establish compliance with this condition.

          3D. PRIVATE PLACEMENT NUMBER. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

          3E. CONSUMMATION OF FORMATION/CONTRIBUTION TRANSACTIONS. Such Purchaser shall have received satisfactory evidence that the Formation/Contribution Transactions have been consummated prior to or concurrently with the issuance of the Notes pursuant to and in accordance with the terms and conditions of the Formation/Contribution Documents (no terms thereof having been amended, supplemented, waived or otherwise modified in any material respect without such Purchaser's prior written consent); all corporate, limited liability company and other proceedings taken or to be taken in connection with the Formation/Contribution Transactions and all documents incident thereto shall be satisfactory in substance and form to such Purchaser; and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser may reasonably request.

          3F. PAYMENT OF FEES. The Company shall have paid (i) to each Purchaser such fees as are due it in connection with this Agreement, including such Purchaser's pro rata portion of the structuring fee of $150,000 (but subject to the provisions of the letter agreement dated March 24, 2000 between the Guarantor and The Prudential Insurance Company of America), and (ii) the fees and expenses of Baker Botts L.L.P., Purchasers' special counsel, as set forth in a statement to be delivered to the Company no later than one Business Day prior to the Date of Closing.

         3G.   SALE TO OTHER PURCHASERS. The Company shall have sold to the other Purchasers the Notes to be purchased by them on the Date of Closing and shall have received payment in full therefor.

         PARAGRAPH 4.   PREPAYMENTS.

         4. PREPAYMENTS. The Notes shall be subject to prepayment only with respect to the optional prepayments permitted by paragraph 4A.

         4A.   OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT. The Notes
shall be subject to prepayment, in whole at any time or from time to time in part (in a minimum principal amount of $1,000,000 and integral multiples of $100,000) at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each Note.

         4B.   NOTICE OF OPTIONAL PREPAYMENT. The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to paragraph 4A not less than 10 Business Days prior to the prepayment date (which shall be a Business Day), specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4A. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, with respect thereto, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4A, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each holder of a Note which shall have designated a recipient of such telephonic notices in the Purchaser Schedule attached hereto or by notice in writing to the Company; provided, that such notice shall be given instead by telecopy to any holder which shall have elected to receive such notices by telecopy and shall have designated a recipient of such telecopy notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

         4C.   PARTIAL PAYMENTS PRO RATA. Upon any partial prepayment of the
Notes pursuant to paragraph 4A, the principal amount so prepaid shall be allocated to all Notes at the time outstanding in proportion to the respective outstanding principal amounts thereof.

         4D.   RETIREMENT OF NOTES. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder.

         PARAGRAPH 5.   AFFIRMATIVE COVENANTS.

         5. AFFIRMATIVE COVENANTS. So long as any Note shall remain unpaid, the Company covenants as follows:

         5A.   FINANCIAL STATEMENTS. The Company will deliver or cause the
Guarantor to deliver to each holder in duplicate (it being understood that the Company need not duplicate delivery by the Guarantor of the financial statements or other items required to be delivered under Section 4.1 of the Guaranty Agreement):

               (i) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a consolidating and consolidated statement of income and a consolidated statement of cash flows of the Guarantor and its Subsidiaries (including the Company) for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidating and consolidated balance sheet of the Guarantor and its Subsidiaries (including the Company) as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year (if applicable, in the case of the Company and its Subsidiaries), all in reasonable detail and certified by an authorized financial officer of the Guarantor, subject to changes resulting from year-end adjustments; to the extent they include the types of statements described above and otherwise comply with the requirements of this clause (i), such unaudited consolidated financial statements may be in the form incorporated in the Guarantor's reports on Form 10-Q or in other filings with the Securities and Exchange Commission;

               (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, a consolidating and consolidated statement of income and a consolidating and consolidated balance sheet of the Guarantor and its Subsidiaries (including the Company) as at the end of such year and consolidated statements of cash flows and stockholders' equity of the Guarantor and its Subsidiaries (including the Company) for such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in scope to the Required Holder(s) and, as to the consolidated statements, audited by independent public accountants of recognized standing selected by the Guarantor whose opinion shall be in scope and substance satisfactory to the Required Holder(s) and, as to the consolidating statements, certified by an authorized financial officer of the Guarantor; to the extent they include the types of statements described above and otherwise comply with the requirements of this clause (ii), such audited consolidated financial statements may be in the form incorporated in the Guarantor's annual report on Form 10-K or in other filings with the Securities and Exchange Commission;

               (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as the Guarantor shall send to its stockholders and copies of all registration statements (without exhibits) and all reports (other than reports as to which the Guarantor shall receive confidential treatment) which the Guarantor or any Subsidiary (including the Company) files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

               (iv) promptly upon receipt thereof, a copy of each other report submitted to the Guarantor or any Subsidiary (including the Company) by independent accountants in connection with any annual, interim or special audit made by them of the books of the Guarantor or any Subsidiary (including the Company); and

               (v) with reasonable promptness, such other information and documents as any holder may reasonably request.

Together with each delivery of financial statements required by clauses (i) and
(ii) above, the Company will deliver to each holder a Compliance Certificate, substantially in the form of Exhibit D attached hereto, executed on behalf of the Company and demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6B, 6C(2), 6C(3) and 6C(4) of this Agreement and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver or cause to be delivered to each holder a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. The Company also covenants that immediately after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to each holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto. Each holder is hereby authorized to deliver a copy of any financial statement delivered to such holder pursuant to this paragraph 5A to any regulatory body having jurisdiction over such holder.

         5B.   INSPECTION OF PROPERTIES. The Company will permit any Person designated by any holder in writing, at such holder's expense if no Event of Default then exists and at the Company's expense if an Event of Default then exists, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the limited liability company or corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such limited liability companies or corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such holder may reasonably request.

         5C.   COVENANT TO SECURE NOTES EQUALLY. The Company will, if it or any
Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6C(l) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 11C), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured, so long as any such other Debt shall be so secured; provided that the creation and maintenance of such equal and ratable Lien shall not in any way limit or modify the right of the holders of the Notes to enforce the provisions of paragraph 6C(1).

         5D.   COMPLIANCE WITH LAWS AND REGULATIONS. The Company will and will cause each Subsidiary to be in material compliance with all laws and regulations (including, but not limited to, those relating to equal employment opportunity and employee health and safety) which are now in effect or may be legally imposed in the future in any jurisdiction in which the Company and any Subsidiary is doing business other than those laws and regulations which the Company or such Subsidiary is contesting in good faith by appropriate proceedings; provided, however, (i) the Company or such Subsidiary continues to operate any affected business free of any requirement to escrow or sequester any material amount of such business' profits or revenues pending resolution of such proceedings, or (ii) any non-compliance with any law or regulation could not reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations hereunder.

         5E.   PATENTS, TRADE MARKS AND TRADE NAMES. The Company will and will cause each Subsidiary to continue to own, or hold licenses for the use of, all copyrights, franchises, licenses, marketing rights, patents, service marks, trade marks, trade names, and rights in any of the foregoing, as in the aggregate are necessary for the conduct of its business in the manner in which such business is being conducted as of the date hereof except where failure to continue to own or hold such licenses could not reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations hereunder.

         5F.   INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5B, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         5G.   PAYMENT OF TAXES AND OTHER CLAIMS. The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable by the Company or its Subsidiaries on such returns and all other taxes, assessments, governmental charges, levies, trade accounts payable and claims for work, labor or materials (all the foregoing being referred to collectively as "CLAIMS") payable by any of them, to the extent such Claims have become due and payable and before they have become delinquent; provided, that neither the Company nor any Subsidiary need pay any Claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor in accordance with generally accepted accounting principles on its books or (ii) the nonpayment of all such Claims in the aggregate could not reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations hereunder.

         5H.   ERISA COMPLIANCE. The Company will, and will cause each ERISA
Affiliate controlled by the Company to, at all times:

               (i) with respect to each Plan, make timely payments of contributions required to meet the minimum funding standard set forth in ERISA or the Code with respect thereto and, with respect to any Multiemployer Plan, make timely payment of contributions required to be paid thereto as provided by Section 515 of ERISA, and

               (ii)     comply with all other provisions of ERISA,

except for such failures to make contributions and failures to comply as could not reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Guarantor and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations hereunder.

         PARAGRAPH 6.   NEGATIVE COVENANTS.

         6. NEGATIVE COVENANTS. So long as any Note shall remain unpaid, the Company covenants as follows:

         6A.   CHANGE OF BUSINESS. The Company will not change, and will not permit any Material Subsidiary to change, in any material respect the purpose of its business or operations from that of owning and operating the St. Louis Post-Dispatch and other businesses directly or indirectly related thereto, including certain businesses contributed to the Company pursuant to the Contribution Agreement.

         6B.   LIMITATION  ON  DISTRIBUTIONS.  The Company will not declare or make, or incur any liability to declare or make, any distributions, except, the following:

               (i) the distribution to Herald on the date hereof of the proceeds of the issuance and sale of the Notes pursuant to Section 3.11(a) of the Limited Liability Company Agreement;

               (ii)     a distribution to Herald made pursuant to Section 3.11

         (b) of the Limited Liability Company Agreement (as in effect on the date hereof); and

               (iii) any other distribution permitted by the Formation/Contribution Documents, provided, that both before and immediately after giving effect to any such distribution, the "Reserve Asset Value" (as defined in the Limited Liability Company Agreement as in effect on the date hereof) is at least equal to the "Minimum Reserve Amount" (as defined in the Limited Liability Company Agreement as in effect on the date hereof).

         6C.   LIEN, DEBT AND OTHER RESTRICTIONS.  The Company will not, and will not permit any Subsidiary to:

         6C(l).LIENS.   Create, assume or suffer to exist any Lien upon any of
its property or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of paragraph 5C), except:

               (i)      Liens  contemplated  by, or  arising  as a result of,
Section 2.8 of the Contribution Agreement;

               (ii) mechanics', workmen's, repairmen's, warehousemen's, carriers' or other like Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or are being actively contested in good faith by appropriate proceedings;

               (iii) with respect to real property, (a) easements, quasi-easements, licenses, covenants, rights-of-way and other similar restrictions, including any other agreements, conditions, restrictions or other matters which would be shown by a current title report or other similar report or listing, (b) any conditions that would be shown by a current survey or physical inspection and (c) zoning, building and other similar restrictions;

               (iv) Liens for taxes or assessments or other governmental charges or levies not yet due or which are being actively contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in accordance with generally accepted accounting principles;

               (v) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Company or another Subsidiary;

               (vi) to the extent the Debt secured thereby is permitted under clause (v) of paragraph 6C(2), (a) Liens securing Capitalized Lease Obligations of the Company or its Subsidiaries, (b) Liens securing other Debt of the Company or its Subsidiaries to finance the purchase price or cost of property acquired, constructed or improved by the Company or any Subsidiary after the Date of Closing (including, without limitation, pursuant to purchase price conditional sales contracts) or (c) Liens existing on any property of any Person at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Company or any Subsidiary through purchase, merger, or consolidation or otherwise, whether or not assumed by the Company or such Subsidiary, provided that any such Lien shall not encumber any other property of the Company or such Subsidiary;

               (vii) any Liens renewing, extending or refunding any Lien permitted by clause (vi) above, provided that the principal amount secured is not increased and the Lien is not extended to other property;

               (viii) Liens consisting of financing statements filed under the Uniform Commercial Code of any jurisdiction solely for precautionary or notice purposes with respect to equipment leases; and

               (ix) other Liens which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially impair the use of such property and assets in the operation of the business of the Company and its Subsidiaries, or materially detract from the value of such property or assets for the purpose of the business of the Company and its Subsidiaries, taken as a whole.

         6C(2). DEBT.   Create, incur, assume, guarantee or in any way become
liable for any Debt except:

               (i)      Debt represented by the Notes;

               (ii) Debt of the Company owing to the Guarantor; provided that such Debt is (a) unsecured and (b) incurred pursuant to, and evidenced by, a Subordinated Intercompany Note substantially in the form of Exhibit E attached hereto;

               (iii) Debt of the Company or any of its Subsidiaries permitted under paragraph 6C(3);

               (iv) Debt of the Company and its Subsidiaries consisting of trade payables incurred in the ordinary course of business;

               (v) (a) Debt of the Company and its Subsidiaries constituting Capitalized Lease Obligations, (b) other Debt of the Company or its Subsidiaries to finance the purchase price or cost of property acquired, constructed or improved by the Company or any Subsidiary after the Date of Closing, or (c) Debt secured by Liens existing on any property of any Person at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Company or any Subsidiary through purchase, merger, or consolidation or otherwise, and assumed by the Company or such Subsidiary, in each case the extent such Liens are permitted under clause (vi) of paragraph 6C(1), provided that the aggregate principal amount of all such Debt described in subclauses (a), (b) and (c) of this clause (v) at any time outstanding shall not exceed $15,000,000; and

               (vi)     Debt secured by Liens permitted under clauses (v) and
         (vii) of paragraph 6C(1) (provided, in the case of Liens permitted under clause (vii) of paragraph 6C(1) that renew, extend or refund any Lien permitted under clause (vi) of paragraph 6C(1), that such Liens shall be permitted only to the extent the Debt secured thereby is permitted under clause (v) of this paragraph 6C(2)).

         6C(3).LOANS, ADVANCES AND INVESTMENTS. Make, or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any interest in, or make any capital contribution to, any Person, except that the Company or any Subsidiary may:

               (i) make or permit to remain outstanding loans, advances or capital contributions to any Subsidiary;

               (ii) make or permit to remain outstanding any loans, advances or capital contributions from any Subsidiary to the Company or any other Subsidiary;

               (iii) own, purchase or acquire stock, obligations or securities of or other equity interests in a Subsidiary or a Person which immediately after such purchase or acquisition will be a Subsidiary;

               (iv) make and permit to remain outstanding investments in notes receivable which are received pursuant to (a) the sale of all or substantially all of a business or operations or (b) the sale of used equipment in the ordinary course of business, but in each case only to the extent that the aggregate uncollected amount of all such notes receivable, together with all such notes receivable of the Guarantor and its Subsidiaries, would be permitted under clause (iv) of Section
         5.4 of the Guaranty Agreement;

               (v) make and permit to remain outstanding loans, advances and other investments received in settlement of debts (created in the ordinary course of business) owing to the Company or any Subsidiary;

               (vi) own, purchase or acquire commercial paper issued by any corporation or bankers' acceptances issued by any member bank of the Federal Reserve System, in either case, maturing within one year of the date of purchase and rated, by at least two of

         Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Investors Service, Inc., "A-1", "P-1" and "F-1", respectively, and payable in the United States in United States dollars;

               (vii) own, purchase or acquire certificates of deposit in member banks of the Federal Reserve System (each having capital resources in excess of $75,000,000) or certificates of deposit in an aggregate amount not to exceed $2,000,000 in banks having capital resources of less than $75,000,000), all due within one year from the date of original issue thereof and payable in the United States in United States dollars;

               (viii) own, purchase or acquire repurchase agreements of member banks of the Federal Reserve System (each having capital resources in excess of $75,000,000) for terms of less than one year in respect of the foregoing certificates and obligations;

               (ix) own, purchase or acquire obligations of the United States government or any agency thereof;

               (x) own, purchase or acquire obligations guaranteed by the United States government or any agency thereof;

               (xi) own, purchase or acquire investments in stocks of investment companies registered under the Investment Company Act of 1940 which invest primarily in obligations of the type described in clauses (vi), (vii), (viii), (ix) or (x) above, provided that any such investment company shall have an aggregate net asset value of not less than $500,000,000;

               (xii) own, purchase or acquire investments in money market mutual funds that are classified as current assets in accordance with generally accepted accounting principles, that are rated "AAAm" by Standard & Poor's Ratings Group and that invest solely in investments described in clauses (vi), (vii), (viii), (ix) or (x) above, which funds are managed by Persons having capital and surplus in excess of $500,000,000;

               (xiii) own, purchase or acquire (a) asset-backed securities, mortgage-backed securities and collateralized mortgage obligations issued by any entity and rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group and (b) notes and bonds issued by any domestic corporate issuer and rated at least A3 by Moody's Investors Service, Inc. or A- by Standard & Poor's Ratings Group;

               (xiv) endorse negotiable instruments for collection in the ordinary course of business;

               (xv) make or permit to remain outstanding travel and other like advances to officers and employees in the ordinary course of business;

               (xvi) make or permit to remain outstanding investments in demand deposit accounts maintained by the Company or any Subsidiary in the ordinary course of its business;

               (xvii) make or permit to remain outstanding investments consisting of Eurodollar time deposits, maturing within three months after the making thereof, with any branch of a United States commercial bank having capital and surplus of not less than $1 billion in the aggregate;

               (xviii) make or permit to remain outstanding investments in municipal obligations having a rating of "Aaa" by Moody's Investors Service, Inc., or "AAA" by Standard & Poor's Ratings Group; and

               (xix) make or permit to remain outstanding any other loan or advance to, or own, purchase or acquire any other stock, obligations or securities of, or any other interest in, or make any other capital contribution to any Person, provided that the aggregate amount thereof, together with the aggregate amount of all such loans, advances and investments of the Guarantor and its Subsidiaries, would be permitted under clause (xxi) of Section 5.4 of the Guaranty Agreement.

         6C(4).SALE OR DISPOSITION OF CAPITAL ASSETS. Sell or dispose of capital assets (including capital stock or other equity interests), except (i) sales of obsolete or worn-out equipment in the ordinary course of business, (ii) sales of interests in any Subsidiary that is not a Material Subsidiary and (iii) sales by the Company or any Subsidiary of its interest in the internet service provider business located in St. Louis.

         6C(5).SALE AND LEASE-BACK. Enter into any arrangement with any lender or investor or under which such lender or investor is a party, providing for the leasing or other similar arrangement by the Company or any Subsidiary of real or personal property used by the Company or any Subsidiary in the operations of the Company or any Subsidiary, which has been or is sold or transferred by the Company or any Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such rental obligations of the Company or such Subsidiary.

         6C(6).MERGER. Merge or consolidate with any other Person, except that any Subsidiary may merge or consolidate with the Company (provided that the Company shall be the continuing or surviving Person) or any one or more other Subsidiaries; provided that nothing in this paragraph 6C(6) shall restrict the ability of any Subsidiary which is not a Material Subsidiary to merge or consolidate with any Person.

         6C(7).TRANSACTIONS WITH AFFILIATES. Except with respect to transactions involving the allocation of costs and expenses among the Guarantor and its Subsidiaries (including the Company and its Subsidiaries) in respect of insurance, technical support, compensation and benefits, overhead allocation and other similar administrative costs and expenses, directly or indirectly enter into or be a party to any transaction or arrangement, including, without limitation, the purchase, sale, exchange or use of any property or asset, or any interest therein, whether real, personal or mixed, or tangible or intangible, or the rendering of any service, with any Affiliate, except transactions in the ordinary course of and pursuant to the reasonable requirements of the Company's and each Subsidiary's business, as the case may be, and upon fair and reasonable terms that are no less favorable to the Company and the Subsidiaries, as the case may be, than those which might be obtained in an arm's length transaction with a Person not an Affiliate. For avoidance of doubt, the reference in this paragraph 6C(7) to transactions with "any Affiliate" shall be understood to exclude both (i) transactions between the Company and any Subsidiary and (ii) transactions between a Subsidiary of the Company and any other Subsidiary of the Company.

         6C(8).ISSUANCE OR SALE OF STOCK OF SUBSIDIARIES. Issue, sell or otherwise dispose of, or part with control of, any shares of stock of or other equity interests in any Subsidiary (other than a Subsidiary which is not a Material Subsidiary), except to the Company or another Subsidiary.

         6C(9).SALE OR DISCOUNT OF RECEIVABLES. Sell with recourse, discount (other than to the extent of finance and interest charges included therein) or otherwise sell for less than face value thereof, any of its notes or accounts receivable, except notes or accounts receivable of the Company or its Subsidiaries the collection of which is doubtful in accordance with generally accepted accounting principles.

         6D.   RESTRICTIONS UPON MODIFICATION OF LIMITED LIABILITY COMPANY
AGREEMENT. The Company will not alter, amend or modify, or permit the alteration, amendment or modification of, any provision of Article IV or Article VI of the Limited Liability Company Agreement.

         6E.   LIMITATION ON CERTAIN RESTRICTIVE AGREEMENTS. Except as set forth in the Limited Liability Company Agreement (as in effect on the date hereof), the Company will not and will not permit any of its Subsidiaries to enter into or suffer to exist any contractual obligation, other than this Agreement, which in any way restricts the ability of the Company or any of its Subsidiaries to
(a) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, (b) make any payments in respect of the Notes required under this Agreement, (c) make any dividends or distributions or (d) transfer any of its property or assets to the Company or a Subsidiary of the Company.

         PARAGRAPH 7.   EVENTS OF DEFAULT.

         7.    EVENTS OF DEFAULT.

         7A.   ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

               (i) the Company defaults in the payment of any principal of or Yield-Maintenance Amount payable with respect to any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

               (ii) the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the date due; or

               (iii) (a) any representation or warranty made by the Company herein or in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made, or (b) any representation or warranty made by Herald to or in favor of the holders, or upon which the holders have been authorized by Herald to rely, or any certification made by or on behalf of Herald to or in favor of the Guarantor pursuant to Section 2.9 of the Contribution Agreement, shall be false in any material respect on the date as of which made; or

               (iv) the Company fails to perform or observe any agreement contained in paragraph 6; or

               (v) the Company fails to perform or observe any other agreement, term or condition contained herein and such failure shall not be remedied within 30 days after any Responsible Officer of the Company obtains actual knowledge thereof; or

               (vi) the Company or any Material Subsidiary makes an assignment for the benefit of creditors or is generally not able to pay its debts as such debts become due; or

               (vii) any decree, judgment, or order for relief in respect of the Company or any Material Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "BANKRUPTCY LAW"), of any jurisdiction; or

               (viii) the Company or any Material Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Material Subsidiary, or of any substantial part of the assets of the Company or any Material Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Material Subsidiary) relating to the Company or any Material Subsidiary under the Bankruptcy Law of any other jurisdiction; or

               (ix) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Material Subsidiary and the Company or such Material Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

               (x) any order, judgment or decree is entered in any proceedings against the Company or any Material Subsidiary decreeing the dissolution of the Company or such Material Subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

               (xi) one or more final judgments in an aggregate amount in excess of $10,000,000 is rendered against the Guarantor, the Company or any of their respective Subsidiaries and, within 60 days after entry thereof, any such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

               (xii) (a) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (b) a notice of intent to terminate any Plan in a distress termination (within the meaning of ERISA section 4041(c)) shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of such proceedings, (c) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (d) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,
         (e) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (f) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (a) through (f) above, either individually or together with any other such event or events, could reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Guarantor and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations hereunder; or

               (xiii) any provision of the Guaranty Agreement shall for any reason cease to be valid and binding on the Guarantor or the Guarantor shall so assert in writing; or

               (xiv) a Guaranty Event of Default shall have occurred and be continuing;

then (A) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 7A, the holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option during the continuance of such Event of Default, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (B) if such event is an Event of Default specified in clause (vii), (viii) or (ix) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable, together with interest accrued thereon and the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (C) with respect to any event constituting an Event of Default (including an event described in clause
(A) above), the holder or holders of at least 66 2/3% of the aggregate principal amount of Notes then outstanding may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of the Yield-Maintenance Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         7B.   RESCISSION OF ACCELERATION. At any time after any or all of the
Notes shall have been declared immediately due and payable pursuant to paragraph 7A, the holder or holders of at least 66 2/3% of the aggregate principal amount of Notes then outstanding may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 11C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

         7C.   NOTICE OF ACCELERATION OR RESCISSION. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

         7D.   OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

         PARAGRAPH 8.   REPRESENTATIONS, COVENANTS AND WARRANTIES.

         8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants as follows:

         8A.   ORGANIZATION AND QUALIFICATION; DUE AUTHORIZATION. The Company is
a limited liability company duly organized and existing in good standing under the laws of the State of Delaware. Each Material Subsidiary is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or otherwise organized. The Company has and each Material Subsidiary has the limited liability company or corporate power, as applicable, to own its respective property and to carry on its respective business as now being conducted, and the Company is and each Material Subsidiary is duly qualified as a foreign limited liability company or foreign corporation, as applicable, to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries taken as a whole. The Company has the limited liability company power and authority to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The execution, delivery and performance by the Company of this Agreement and the Notes have been duly authorized by all necessary limited liability company action.

         8B.   FINANCIAL STATEMENTS. The Company has caused to be furnished to you the following financial statements, identified by a principal financial officer of the Guarantor: a consolidated balance sheet of the Guarantor (or its predecessor, Pulitzer Publishing Company) and its Subsidiaries as at December 31 in each of the years 1997 to 1999, inclusive, and statements of consolidated income, financial position and cash flows of the Guarantor (or its predecessor, Pulitzer Publishing Company) and its Subsidiaries for each such year all audited by Deloitte & Touche L.L.P. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Guarantor (or its predecessor, Pulitzer Publishing Company) and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Guarantor (or its predecessor, Pulitzer Publishing Company) and its Subsidiaries as at the dates thereof, and the statements of income and statements of financial position and cash flows fairly present the results of the operations of the Guarantor (or its predecessor, Pulitzer Publishing Company) and its Subsidiaries for the periods indicated. There has been no material adverse change in the business, condition or operations (financial or otherwise) of the Guarantor and its Subsidiaries taken as a whole since December 31, 1999.

         8C.   ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which might result in any material adverse change in the business, condition or operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, investigation or proceeding pending or threatened against the Company or any of its Subsidiaries which purports to affect the validity or enforceability of this Agreement or any Note.

         8D.   OUTSTANDING DEBT. Neither the Company nor any of its Subsidiaries
has outstanding any Debt except as permitted by paragraph 6C(2). There exists no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto.

         8E.   TITLE TO PROPERTIES. The Company has and each of its Material
Subsidiaries has good and marketable title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets (including all properties and assets contributed to the Company in the Formation/Contribution Transactions), subject to no Lien of any kind except Liens permitted by paragraph 6C(l). All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Subsidiaries are valid and subsisting and are in full force and effect.

         8F.   CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the Company nor
any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other limited liability company or corporate restriction which materially and adversely affects the business, property or assets, or financial condition of the Company and its Subsidiaries, taken as a whole. Neither the execution nor delivery of this Agreement, the Notes or the Formation/Contribution Documents, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes and the Formation/Contribution Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the limited liability company agreement, charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with members or stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject, except to the extent any such conflict, breach, defaults, violation or creation of a Lien could not reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations hereunder. Except as set forth in the Limited Liability Company Agreement (as in effect on the date hereof), neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its limited liability company agreement, charter or other organizational documents) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes.

         8G.   OFFERING OF NOTES. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of
Section 5 of the Securities Act, or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

         8H.   USE OF PROCEEDS. Neither the Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System ("MARGIN STOCK"). The proceeds of sale of the Notes will be used in connection with the formation and capitalization of the Company pursuant to and in accordance with the Formation/Contribution Documents. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

         8I.   ERISA. No accumulated funding deficiency (as defined in section
302 of ERISA and section 412 of the code), whether or not waived, exists with respect to any Plan. No liability to the PBGC has been or is expected by the Company, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan by the Company, any Subsidiary or any ERISA Affiliate which is or would be materially adverse to the Guarantor and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the Guarantor and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the issuance and sale of the Notes will not involve any transaction which is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of the representation of each Purchaser in paragraph 9B.

         8J. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

         8K. BUSINESS; ACTIVITIES. The Company has not engaged in any business or activities prior to the date of this Agreement, except for activities related to its formation and organization and prospective operations as described in the Formation/Contribution Documents.

         8L. OWNERSHIP OF COMPANY. All capital contributions required in respect of the limited liability company interests of the Company will, upon funding of the Notes, have been made, subject to the provisions of Section 2.8 of the Contribution Agreement.

         8M. DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to you by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances at the time made. There is no fact peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, or financial condition of the Company and its Subsidiaries taken as a whole and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to you by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

         8N. FORMATION/CONTRIBUTION DOCUMENTS. Each of the Formation/Contribution Documents has been duly executed and delivered by the Guarantor and any of its Subsidiaries parties thereto and constitutes the valid and binding agreement of such parties, enforceable against each in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles. There exists no material default by the Guarantor or any of its Subsidiaries (or, to the knowledge of the Company, by Herald) under any Formation/Contribution Document.

         8O. SOLVENCY. The Guarantor and the Company, individually, and the Guarantor and its Subsidiaries, on a consolidated basis, are Solvent, both before and after giving effect to this Agreement, the Guaranty Agreement, the Formation/Contribution Documents and the transactions contemplated hereby and thereby.

         8P. REPRESENTATIONS AND WARRANTIES IN FORMATION/CONTRIBUTION DOCUMENTS. To induce the Purchasers to enter into this Agreement and to purchase the Notes to be purchased by them hereunder, the Company agrees that each Purchaser shall be entitled to rely upon each of the representations and warranties of the Company set forth in any of the Formation/Contribution Documents as fully as if set forth in this Agreement.

         PARAGRAPH 9.   REPRESENTATIONS OF THE PURCHASERS.

         9. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser represents as follows:

         9A. NATURE OF PURCHASE. Such Purchaser is not acquiring the Notes to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of its property shall at all times be and remain within its control.

         9B. SOURCE OF FUNDS. The source of the funds being used by such Purchaser to pay the purchase price of the Notes being purchased by such Purchaser hereunder constitutes assets: (i) allocated to the "insurance company general account" of such Purchaser (as such term is defined under Section V of the United States Department of Labor's Prohibited Transaction Class Exemption 95-60, issued July 12, 1995 ("PTCE 95-60"), and as of the date of the purchase of the Notes such Purchaser satisfies all of the applicable requirements for relief under Sections I and IV of PTCE 95-60, (ii) allocated to a separate account maintained by such Purchaser in which no employee benefit plan, other than employee benefit plans identified on a list which has been furnished by such Purchaser to the Company, participates to the extent of 10% or more, or
(iii) of an investment fund, the assets of which do not include assets of any employee benefit plan within the meaning of ERISA. For the purpose of this paragraph 9B, the terms "SEPARATE ACCOUNT" and "EMPLOYEE BENEFIT PLAN" shall have the respective meanings specified in section 3 of ERISA.

         9C. INDEPENDENT INVESTIGATION. Each Purchaser has made its own independent investigation of the condition (financial and otherwise), prospects and affairs of the Guarantor, the Company and their respective Subsidiaries in connection with its purchase of the Notes hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Company and the Guarantor. No holder of Notes shall have any duty or responsibility to any other holder of Notes, either initially or on a continuing basis, to make any such investigation or appraisal or to provide any credit or other information with respect thereto. No holder of Notes is acting as agent or in any other fiduciary capacity on behalf of any other holder of Notes.

         PARAGRAPH 10.  DEFINITIONS; ACCOUNTING MATTERS.

         10. DEFINITIONS; ACCOUNTING MATTERS. For the purpose of this Agreement, the terms defined in paragraphs 10A and 10B (or within the text of any other paragraph) shall have the respective meanings specified therein and all accounting matters shall be subject to determination as provided in paragraph 10C.

         10A. YIELD-MAINTENANCE TERMS.

         "BUSINESS DAY" shall mean any day on which banks are open for business in New York City (other than a Saturday, a Sunday or a legal holiday in the States of New York or New Jersey).

         "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4A or has become or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

         "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on the Notes is payable, if interest is payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

         "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Bridge Telerate Service (or such other display as may replace Page 678 on the Bridge Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable (including by way of interpolation), (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities.

         "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4A or has become or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

         "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

         10B.  OTHER TERMS.

         "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "BANKRUPTCY LAW" shall have the meaning specified in clause (vii) of paragraph 7A.

         "CAPITALIZED LEASE OBLIGATION" shall mean any rental obligation which, under generally accepted accounting principles, is or will be required to be capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

         "CLAIMS" shall have the meaning specified in paragraph 5G.

         "CLOSING" or "DATE OF CLOSING" shall have the meaning specified in paragraph 2.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMPANY" shall have the meaning specified in the introductory paragraph of this Agreement.

         "CONTRIBUTION AGREEMENT" shall mean that certain Joint Venture Agreement, dated as of May 1, 2000, among the Guarantor, Pulitzer Technologies, Inc., Herald and the Company, as the same may be amended, supplemented or otherwise modified from time to time.

         "DEBT" shall mean and include without duplication:

                (i) all obligations for borrowed money or obligations represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid;

                (ii) Capitalized Lease Obligations;

                (iii) indebtedness secured by any Lien existing on property owned by the Company or any Subsidiary subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the Company or any Subsidiary;

                (iv) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect) in connection with the obligations, stock or dividends of any Person;

                (v) obligations under any contract providing for the making of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case in order to enable such Person primarily to maintain working capital, net worth or any other balance sheet condition or to pay debt, dividends or expenses;

                (vi) obligations under any contract for the purchase of materials, supplies or other property from any Person if such contract (or any related document) requires that payment for such materials, supplies or other property shall be made regardless of whether or not delivery of such materials, supplies or other property is ever made or tendered;

                (vii) obligations under any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor;

                (viii) obligations under any contract for the sale or use of materials, supplies or other property, or the rendering of services, if such contract (or any related document) requires that payment for such materials, supplies or other property, or the use thereof, or payment for such services, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person; and

                (ix) obligations under any other contract which, in economic effect, is substantially equivalent to a guarantee;

provided, however, that Debt shall not include loans, advances and capital contributions by the Company to any Subsidiary or by any Subsidiary to the Company or another Subsidiary or a guarantee of the obligations of a Subsidiary under an executory contract to purchase or sell a business.

         "DEFAULT" shall mean any of the events specified in paragraph 7A, whether or not any requirement for such event to become an Event of Default has been satisfied.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" shall mean any Person which is a member of the same controlled group of Persons as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

         "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FORMATION/CONTRIBUTION DOCUMENTS" shall mean (i) the Limited Liability Company Agreement, (ii) the Contribution Agreement and (iii) all other written agreements, documents, instruments and certificates now or hereafter executed and delivered by any Person which are required to consummate the Formation/Contribution Transactions (excluding the Indemnity Agreement), and any and all amendments, supplements and other modifications thereof and all renewals, extensions, restatement or substitutions from time to time of all or any of the foregoing.

         "FORMATION/CONTRIBUTION TRANSACTIONS" shall mean the formation and organization of the Company, the contribution to the Company by its members of certain assets used in connection with the ownership and operation of the St. Louis Post-Dispatch and certain related transactions, all pursuant to and in accordance with the terms and conditions of the Formation/Contribution Documents.

         "GUARANTY AGREEMENT" shall mean the Guaranty Agreement, dated as of even date herewith, made by the Guarantor in favor of the holders of the Notes, substantially in the form of Exhibit F attached hereto, as amended, supplemented or otherwise modified from time to time.

         "GUARANTOR" shall mean Pulitzer Inc., a Delaware corporation.

         "GUARANTY DEFAULT" shall mean a "Default" under the Guaranty Agreement (as such term is defined therein).

         "GUARANTY EVENT OF DEFAULT" shall mean an "Event of Default" under the Guaranty Agreement (as such term is defined therein).

         "HERALD" shall mean The Herald Company, Inc., a New York corporation.

         "INCLUDING" shall mean, unless the context clearly requires otherwise, "including without limitation".

         "INDEMNITY AGREEMENT" shall mean that certain Indemnity Agreement, dated as of May 1, 2000, between the Guarantor and Herald, as the same may be amended, supplemented or otherwise modified from time to time.

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation, provided, that in no event shall the term "Lien" include (i) any right, title or interest of a lessor with respect to any lease of real or personal property under which the lessee's obligations are not Capitalized Lease Obligations or (ii) the provisions of Sections 3.11(a) and 3.11(b) of the Limited Liability Company Agreement (as in effect on the date hereof) requiring the making of the distributions to Herald specified therein.

         "LIMITED LIABILITY COMPANY AGREEMENT" shall mean the Operating Agreement of the Company, dated as of May 1, 2000, entered into by and among the Guarantor, Pulitzer Technologies, Inc. and Herald, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "MATERIAL SUBSIDIARY" shall mean (i) postnet.com LLC, (ii) SCR Associates LLC and (iii) any other Subsidiary of the Company (whether now existing or hereafter acquired or organized) which has gross assets of more than $10,000,000 or has contributed more than 5% of the consolidated revenues of the Company and its Subsidiaries (in each case as reflected in the consolidated and consolidating financial statements of the Guarantor and its Subsidiaries as of the end of the most recently concluded fiscal year).

         "MULTIEMPLOYER PLAN" shall mean any employee pension benefit plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company or the Guarantor, as applicable, by its President, one of its Vice Presidents or its Treasurer.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor or replacement entity thereto under ERISA.

         "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

         "PLAN" shall mean any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate, other than a Multiemployer Plan.

         "PURCHASER" shall mean each Person named on the Purchaser Schedule attached hereto.

         "REQUIRED HOLDER(S)" shall mean the holder or holders of at least 51% of the aggregate principal amount of the Notes from time to time outstanding.

         "RESPONSIBLE OFFICER" shall mean the chief executive officer, general counsel (if any), principal financial officer or principal accounting officer of the Company or the Guarantor, as applicable.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SOLVENT" shall mean, with respect to any Person as of the date of any determination, that on such date (i) the fair value of the property of such Person (both at fair valuation and at present fair saleable value) is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SUBSIDIARY" shall mean, as to the Company (or any other Person), any other corporation, limited liability company, association or other business entity organized under the laws of any state of the United States of America, Canada or any province of Canada which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, and all of the stock of every class of which (except directors' qualifying shares) or other equity interests in which shall, at the time as of which any determination is being made, be owned by the Company (or such other Person), either directly or through Subsidiaries. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "TRANSFEREE" shall mean any institutional investor that is a direct or indirect transferee of all or any part of any Note purchased under this Agreement.

         10C. ACCOUNTING AND LEGAL PRINCIPLES, TERMS AND DETERMINATIONS. All references in this Agreement to "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean generally accepted accounting principles, as in effect in the United States from time to time. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with the most recent audited consolidated financial statements of the Guarantor and its Subsidiaries delivered pursuant to clause (i) or (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in paragraph 8B. Any reference herein to any specific citation, section or form of law, statute, rule or regulation shall refer to such new, replacement or analogous citation, section or form should citation, section or form be modified, amended or replaced.

         PARAGRAPH 11.  MISCELLANEOUS

         11.  MISCELLANEOUS.

         11A. NOTE PAYMENTS. So long as any Purchaser shall hold any Note, the Company will make payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 1:00 p.m., New York City time, on the date due) to such Purchaser's account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, it will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The

Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as the Purchasers have made in this paragraph 11A. No holder shall be required to present or surrender any Note or make any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, the applicable holder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office.

         11B. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Company shall pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including:

              (i) (a) all stamp and documentary taxes and similar charges and
         (b) costs of obtaining a private placement number for the Notes;

              (ii) document production and duplication charges and the fees and expenses of any special counsel engaged by such Purchaser or such Transferee in connection with (a) this Agreement and the transactions contemplated hereby (subject, however, to the terms and conditions of the letter agreement dated March 24, 2000 between the Guarantor and The Prudential Insurance Company of America) and (b) any subsequent proposed waiver, amendment or modification of, or proposed consent under, this Agreement, whether or not such the proposed action shall be effected or granted; and

              (iii) the costs and expenses, including attorneys' fees, incurred by such Purchaser or such Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement, the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process served upon such Person in connection with this Agreement or the transactions contemplated hereby or by reason of such Purchaser or such Transferee having acquired any Note, including without limitation costs and expenses incurred in any workout, restructuring or renegotiation proceeding or bankruptcy case.

The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or Transferee and the payment of any Note.

         11C. CONSENT TO AMENDMENTS. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate, method of computation or time of payment of interest on or any Yield-Maintenance Amount payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment. As used herein and in the Notes, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         11D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $100,000, except as may be necessary to (i) reflect any principal amount not evenly divisible by $100,000 or (ii) enable the registration of transfer by a holder of its entire holding of Notes. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

         11E. PERSONS DEEMED OWNERS; PARTICIPATIONS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that any such participation shall be in an amount of at least $100,000, provided that no such granting of a participation shall increase or otherwise affect the obligations of the Company hereunder.

         11F. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by a Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

         11G. SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

         11H. NOTICES. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to a Purchaser, addressed to it at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company, addressed to it at 900 North Tucker Boulevard, St. Louis, Missouri 63101, Attention: Senior Vice President-Finance, or at such other address as the Company shall have specified to the holder of each Note in writing.

         11I. PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall not be included in the computation of the interest payable on such Business Day.

         11J. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

         11K. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

         11L. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11M. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         11N. COUNTERPARTS. This Agreement may be executed in any number of counterparts (or counterpart signature pages), each of which counterparts shall be an original but all of which together shall constitute one instrument.

         11O. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not (i) avoid the occurrence of an Event of Default or Default if such action is taken or such condition exists or (ii) in any way prejudice an attempt by the holders to prohibit (through equitable action or otherwise) the taking of any action by the Company or a Subsidiary which would result in an Event of Default or Default.

         11P. SEVERALTY OF OBLIGATIONS. The sales of Notes to the Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. Except as provided in paragraph 3G, no failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.

         11Q. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. The Company hereby irrevocably submits to the jurisdiction of any New York state or Federal court sitting in New York in any action or proceeding arising out of or relating to this Agreement, and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in New York state or Federal court. The Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Company agrees and irrevocably consents to the service of any and all process in any such action or proceeding by the mailing, by registered or certified U.S. mail, or by any other means or mail that requires a signed receipt, of copies of such process to the Company at its address set forth in paragraph 11H, and hereby appoints such Person as its agent to receive such service of process. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph 11Q shall affect the right of any holder of the Notes to serve legal process in any other manner permitted by law or affect the right of any holder of the Notes to bring any action or proceeding against the Company or its property in the courts of any other jurisdiction. To the extent that the Company has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

         11R. WAIVER OF JURY TRIAL. THE COMPANY AND THE HOLDERS OF THE NOTES AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE HOLDERS OF THE NOTES AND THE COMPANY EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE HOLDERS OF THE NOTES AND THE COMPANY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         Please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement between the Company and each Purchaser.

                                      Very truly yours,

                                      ST. LOUIS POST-DISPATCH LLC


                                      By:/s/ Robin L. Spears
                                         ----------------------------
                                      Name:  Robin L. Spears
                                      Title: Vice-President - Finance


The foregoing Agreement is
hereby accepted as of the
date first above written.

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA


By: /s/ Chris Busbee
   -----------------------------
Name:   R. Chris Busbee
Title:  Vice-president



AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY


By: /s/ C. Scott Inglis
   -----------------------------
Name:   C. Scott Inglis
Title:  Investment Officer

GE EDISON LIFE INSURANCE COMPANY


By: /s/ William R. Wright
   -----------------------------
Name:   William R. Wright
Title:  Chief Investment Officer



FIRST COLONY LIFE INSURANCE COMPANY


By: /s/ Morian Mooers
    ----------------------------
Name:   Morian Mooers
Title:  Assistant Vice President
        and Investment Officer

THE NORTHWESTERN MUTUAL LIFE
   INSURANCE COMPANY


By: /s/ A. Kipp Koester
   -----------------------------
Name:   A. Kipp Koester
Its Authorized Representative


THE NORTHWESTERN MUTUAL LIFE
    INSURANCE COMPANY
    FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By: Northwestern Investment Management
    Company


    By: /s/ A. Kipp Koester
       ------------------------
    Name:   A. Kipp Koester
    Its Managing Director

PACIFIC LIFE INSURANCE COMPANY


By: /s/ Diane W. Dales
   -----------------------------
Name:   Diane W. Dales
Title:  Assistant Vice President

By: /s/ Audrey L. Milfs
   -----------------------------
Name:   Audrey L. Milfs
Title:  Corporate Secretary

                                                                       EXHIBIT A


                                 [FORM OF NOTE]


                           ST. LOUIS POST-DISPATCH LLC


                      8.05% SENIOR NOTE DUE APRIL 28, 2009


No.                                                               [DATE]
   ---------
$                                                                 PPN 85229* AA4
 -----------


         FOR VALUE RECEIVED, the undersigned, ST. LOUIS POST-DISPATCH LLC (the "COMPANY"), a limited liability company organized and existing under the laws of
the State of Delaware, hereby promises to pay to                              ,
or registered assigns, the principal sum of
DOLLARS on                   ,          , with interest (computed on the basis
of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 8.05% per annum from the date hereof, payable quarterly on the 28th day of January, April, July and October in each year, commencing with the January, April, July or October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.05% or (ii) 1.0% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its prime rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Notes (the "NOTES") issued pursuant to a Note Agreement, dated as of May 1, 2000 (the "AGREEMENT"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof and to the benefits of the Guaranty Agreement (as defined in the Agreement). Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in paragraph 9B of the Agreement on the date of its purchase of this Note with respect to the source of the funds used by it to purchase this Note.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF SUCH STATE.


                                                     ST. LOUIS POST-DISPATCH LLC


                                                     By:
                                                        ------------------------
                                                     Title:
                                                           ---------------------

                                                                       EXHIBIT B


                      [FORM OF FUNDS DELIVERY INSTRUCTION]


                             [Company's Letterhead]




[NAMES AND ADDRESSES OF ALL PURCHASERS]

                  Re: Funds Delivery Instruction

Ladies and Gentlemen:

                  As contemplated by paragraph 2 of the Note Agreement, dated as of May 1, 2000, among us, the undersigned hereby instructs you to deliver, on the date of closing, the proceeds of the Notes in the manner required by paragraph 2 to the undersigned's account identified below:

                  Account Name:
                  Account No:
                  Bank:
                  Bank City & State:
                  Bank ABA No:
                  Reference:

         This instruction has been executed and delivered by an authorized representative of the undersigned.

                                               Very truly yours,

                                               ST. LOUIS POST-DISPATCH LLC


                                               By:
                                                  -----------------------------
                                                      Title:

                                                                       EXHIBIT C

             [FORM OF OPINION OF COUNSEL TO COMPANY AND GUARANTOR]


May 1, 2000

Each of the Purchasers named on
the Purchaser Schedule attached
to the below-described Note Agreement


Ladies and Gentlemen:

         We have acted as counsel for St. Louis Post-Dispatch LLC, a Delaware limited liability company (the "Company"), and Pulitzer Inc., a Delaware corporation (the "Guarantor"), in connection with (i) the Note Agreement, dated as of May 1, 2000, among the Company and each of you (the "Note Agreement"), pursuant to which the Company has issued to you today its 8.05% Senior Notes due April 28, 2009 in the aggregate principal amount of $306,000,000, and (ii) the Guaranty Agreement, dated as of May 1, 2000, executed and delivered by the Guarantor in favor of the holders of the Notes (the "Guaranty Agreement"). All terms used herein that are defined in the Note Agreement have the respective meanings specified in the Note Agreement. This letter is being delivered to you in satisfaction of the condition set forth in paragraph 3A(iii) of the Note Agreement and with the understanding that you are purchasing the Notes in reliance, in part, on the opinions expressed herein.

                  In this connection, we have examined the Note Agreement, the Notes and the Guaranty Agreement (collectively, the "Financing Documents"). In connection with this opinion, we have reviewed such certificates of public officials, such certificates and other instruments of officers of the Company and the Guarantor, and originals or copies certified or otherwise identified to our satisfaction of all such limited liability company records and papers of the Company, corporate records and papers of the Guarantor, and of all such other documents, records and papers, and such questions of law, as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. We have relied, to the extent that we deem such reliance proper, upon certificates of public officials, upon certificates of officers of the Company and the Guarantor and upon the representations and warranties contained in or made pursuant to the Loan Documents, including the representation made by each of you in paragraph 9A of the Note Agreement, in each case with respect to the accuracy of factual matters contained therein which were not independently established.

Each of the Purchasers named on the Purchaser Schedule attached to the Note Agreement
May 1, 2000
Page 2


                  In such examination, we have assumed the genuineness of all signatures, except the signatures on the Financing Documents by any officer of the Company or the Guarantor, and the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. We also assumed that:

         (a) each Purchaser has been duly organized and is validly existing under the laws of the jurisdiction of its organization;

         (b) the Note Agreement has been duly authorized, executed and delivered by each Purchaser;

         (c) each Purchaser has corporate or equivalent power and authority and legal capacity to execute, deliver and perform, and may lawfully perform its obligations under, the Note Agreement; and

         (d) the Note Agreement is the legal, valid and binding obligation of each Purchaser enforceable against such Purchaser in accordance with its terms, and does not breach, violate or conflict with any agreement or the laws or governmental rules and regulations of any jurisdiction or authority.

         Based on the foregoing and subject to the exceptions, limitations and qualifications set forth herein, it is our opinion that:

         1. The Company is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware.

         2. The Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

         3. The Company has the limited liability company power and authority to carry on its business as now being conducted, and to execute, deliver and perform the Financing Documents to which it is a party, and is duly qualified as a foreign limited liability company and in good standing in each jurisdiction where the nature of the business transacted or properties owned by it makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

Each of the Purchasers named on the Purchaser Schedule attached to the Note Agreement
May 1, 2000
Page 3



         4. The Guarantor has the corporate power and authority to carry on its business as now being conducted, and to execute, deliver and perform the Financing Documents to which it is a party, and is duly qualified as a foreign corporation and in good standing in each jurisdiction where the nature of the business transacted or properties owned by it makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the Guarantor and its Subsidiaries taken as a whole.

         5. The Note Agreement and the Notes have been duly authorized by all requisite action and duly executed and delivered by authorized officers of the Company, and are valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms, and the Notes are entitled to the benefits of the Note Agreement.

         6. The Guaranty Agreement has been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Guarantor, and is the valid obligation of the Guarantor, legally binding upon and enforceable against the Guarantor in accordance with its terms.

         7. It is not necessary in connection with the offering, issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreement to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

         8. The extension, arranging and obtaining of the credit represented by the Notes do not result in any violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         9. The execution and delivery of the Note Agreement and the Notes, the offering, issuance and sale of the Notes and fulfillment of and compliance with the respective provisions of the Note Agreement and the Notes do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, or require any authorization, consent, approval, exemption or other action by or notice to or filing with any court, administrative or governmental body or other Person (other than routine filings after the date hereof with the Securities and Exchange Commission and/or state Blue Sky authorities) pursuant to, the limited liability company agreement or other organizational documents of the Company or any of its Subsidiaries, any applicable law (including any securities or Blue Sky law), statute, rule or regulation or (insofar as is known to us after having made due inquiry with respect

Each of the Purchasers named on the Purchaser Schedule attached to the Note Agreement
May 1, 2000
Page 4

thereto and insofar as is material to the Company and its Subsidiaries, taken as a whole) any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or otherwise subject.

         10. The execution and delivery of the Guaranty Agreement and fulfillment of and compliance with the provisions of the Guaranty Agreement do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Guarantor or any of its Subsidiaries pursuant to, or require any authorization, consent, approval, exemption or other action by or notice to or filing with any court, administrative or governmental body or other Person (other than routine filings after the date hereof with the Securities and Exchange Commission and/or state Blue Sky authorities) pursuant to the charter, by-laws or other organizational documents of the Guarantor or any of its Subsidiaries, any applicable law (including any securities or Blue Sky law), statute, rule or regulation or (insofar as is known to us after having made due inquiry with respect thereto and insofar as is material to the Guarantor and its Subsidiaries, taken as a whole) any agreement, instrument, order, judgment or decree to which the Guarantor or any of its Subsidiaries is a party or otherwise subject.

         The opinions expressed herein are subject to the following exceptions, limitations and qualifications:

         A. The opinions in numbered paragraphs 1 through 4 above are based on certificates of recent date of public officials and certificates of officers of the Company and the Guarantor.

         B. The opinions in numbered paragraphs 5 and 6 above are subject to the exception that the enforceability of the Financing Documents may be limited by
(a) any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, liquidation, reorganization, moratorium or similar laws (including court decisions) from time to time in effect affecting generally the enforcement of creditors' rights and remedies or providing for the relief of debtors, (b) general principles of equity (regardless of whether such enforceability is sought at law or in equity), and (c) an implied covenant of good faith and fair dealing.

         C. When a matter herein is stated to be "known to us" or "to our knowledge," we have not undertaken (a) any examination of courts, public records, judgments, decrees or orders applicable to the Guarantor, the Company or their respective Subsidiaries, (b) any other special investigation, or (c) any inquiry of any Person other than the Company or the Guarantor and attorneys of this Firm currently handling matters for the Guarantor, the Company and their respective Subsidiaries;

Each of the Purchasers named on the Purchaser Schedule attached to the Note Agreement
May 1, 2000
Page 5

provided, however, that nothing has come to our attention that leads us to believe that the matter is other than as stated herein.

         D. Our opinions in paragraphs 9 and 10 as to laws, statutes, rules or regulations are subject to the limitation that we express no opinion with respect to compliance with the anti-fraud provisions of applicable federal or state securities laws, rules or regulations.

         The opinions expressed herein are limited exclusively to the laws of the State of New York, the Limited Liability Company Act and General Corporation Law of the State of Delaware, and federal law.

         The opinions expressed herein are for the sole benefit of, and may be relied upon by, each of you and those Persons who become holders from time to time of the Notes in accordance with the Note Agreement. Such reliance is limited to the transactions contemplated by the Note Agreement, and the opinions expressed herein are limited to the law existing on the date hereof. In rendering these opinions, we do not undertake to advise the Persons who may rely on this opinion of any change in law or fact that may occur after the date hereof.


                                                     Very truly yours,



                                                     Fulbright & Jaworski L.L.P.

                                                                       EXHIBIT D

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE

                                 (PULITZER INC.)

                                     [FOR THE FISCAL QUARTER ENDING ___________]
                                        [FOR THE FISCAL YEAR ENDING ___________]

To: Each holder of those certain 8.05% Senior Notes due April 28, 2009 issued by St. Louis Post-Dispatch LLC, a Delaware limited liability company (the "COMPANY"), pursuant to that certain Note Agreement dated as of May 1, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "NOTE AGREEMENT") among the Company and the Purchasers listed on the Purchaser Schedule thereto.

                  As required by Section 4.1 of that certain Guaranty Agreement dated as of even date with the Note Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY AGREEMENT"), executed by Pulitzer Inc., a Delaware corporation and the sole managing member of the Company (the "GUARANTOR"), for the benefit of the holders of the Notes (all capitalized terms used and not otherwise defined in this Compliance Certificate have the respective meanings ascribed to them in the Guaranty Agreement), the undersigned certifies as follows:

                  (1) The undersigned is the duly elected, qualified and acting [PRESIDENT][VICE PRESIDENT][TREASURER] of the Guarantor.

                  (2) In the undersigned's capacity as an officer of the Guarantor, the undersigned has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and the financial condition of the Guarantor and its Subsidiaries and has determined that the Guarantor has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Guaranty Agreement to be observed, performed or satisfied by it on or before the date hereof, and as of the date hereof, no Default or Event of Default has occurred and is continuing[, EXCEPT AS SET FORTH IN PARAGRAPH (3) BELOW].

                 [(3) BELOW (OR IN A SEPARATE SCHEDULE TO THIS COMPLIANCE CERTIFICATE) ARE THE EXCEPTIONS, IF ANY, TO PARAGRAPH (2), LISTING, IN DETAIL, THE NATURE OF EACH CONDITION OR EVENT WHICH CONSTITUTES A DEFAULT OR EVENT OF DEFAULT, THE PERIOD DURING WHICH SUCH EVENT OR CONDITION HAS EXISTED AND THE ACTION WHICH THE GUARANTOR HAS TAKEN, IS TAKING, OR PROPOSES TO TAKE WITH RESPECT TO EACH SUCH CONDITION OR EVENT.]

                  ([3] [4]) WITH RESPECT TO THE FINANCIAL STATEMENTS REFERRED TO IN CLAUSE (I) OF SECTION 4.1 OF THE GUARANTY AGREEMENT, WHICH ARE DELIVERED CONCURRENTLY WITH THE

DELIVERY OF THIS COMPLIANCE CERTIFICATE, THE UNDERSIGNED HEREBY CONFIRMS THAT SUCH FINANCIAL STATEMENTS OF THE GUARANTOR AND ITS SUBSIDIARIES HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIOD INVOLVED, AND THE COVENANTS FROM THE GUARANTY AGREEMENT LISTED AND CALCULATED ON ANNEX A ATTACHED HERETO ARE BASED ON SUCH FINANCIAL STATEMENTS.]

                  [([3] [4]) WITH RESPECT TO THE FINANCIAL STATEMENTS REFERRED TO IN CLAUSE (II) OF SECTION 4.1 OF THE GUARANTY AGREEMENT, WHICH ARE DELIVERED CONCURRENTLY WITH THE DELIVERY OF THIS COMPLIANCE CERTIFICATE, THE UNDERSIGNED HEREBY CONFIRMS THAT SUCH FINANCIAL STATEMENTS OF THE GUARANTOR AND ITS SUBSIDIARIES, INCLUDING THE RELATED NOTES AND SCHEDULES THERETO, HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIODS INVOLVED, AND THE COVENANTS FROM THE GUARANTY AGREEMENT LISTED AND CALCULATED ON ANNEX A ATTACHED HERETO ARE BASED ON SUCH FINANCIAL STATEMENTS.]

                  ([4] [5]) The undersigned hereby certifies that described below in reasonable detail are the adjustments, if any, necessary to derive the information set forth in Annex A from the financial statements referred to in paragraph ([3][4]) above.



                                 -------------------------------------
                                 [NAME], [TITLE]

                                                                         ANNEX A

                                   COVENANTS

COVENANTS                                                                                               Compliance
---------                                                                                            [Indicate Yes/No]

1.        Consolidated Debt to EBITDA Ratio (Section 5.1(i))
          --------------------------------------------------
          The ratio of
                  (i)    Consolidated Debt(1) as of the last day of the
          fiscal quarter most recently ended to                                 $
                                                                                 -------------
                  (ii)   EBITDA(2) for the four fiscal quarters most
          recently ended                                                        $
                                                                                 -------------
          must not be greater than 4.25 to 1.00
                                                                                        to 1.00       -------------
                                                                                 -------
2.        Consolidated Net Worth (Section 5.1(ii))
          ----------------------------------------
          Commencing with the fiscal quarter ending June 30, 2000, Consolidated
          Net Worth(3) as of the last day of the fiscal quarter most recently
          ended                                                                 $
                                                                                 -------------

          must not be less than (a) $650,000,000 plus (b) the product of        $
                                                                                 -------------        -------------
          (x) $3,750,000 multiplied by (y) the number of fiscal quarters that have ended since the Date of Closing, to and including the fiscal quarter ended on such measurement date

3.        Limitation on Priority Debt (Section 5.3)
          -----------------------------------------
          Priority Debt(4) (including Debt secured by Liens permitted by           $
                                                                                 -------------
          Section 5.2)

          Capitalization(5) as of the last day of the fiscal quarter most
          recently ended                                                        $
                                                                                 -------------

          Percentage of Capitalization as of the last day of the fiscal
          quarter most recently ended                                                         %
                                                                                 -------------
          must not exceed 15% of Capitalization as of the last day of the
          fiscal quarter most recently ended                                                          -------------

4.        Loans, Advances and Investments (Section 5.4)
          ---------------------------------------------
          The Guarantor will not, and will not permit any Subsidiary to, make or permit to remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any interest in, or make any capital contribution

-------------------------------
(1)      See Schedule 1, Item 1.
(2)      See Schedule 1, Item 2.
(3)      See Schedule 1, Item 3.
(4)      See Schedule 1, Item 4.
(5)      See Schedule 1, Item 5
     to, any Person, except that the Guarantor or any Subsidiary may:

          (i) make or permit to remain outstanding loans, advances or capital contributions to any Subsidiary;

          (ii) make or permit to remain outstanding any loans, advances or capital contributions from (a) any Subsidiary other than the Company to the Guarantor or any other Subsidiary and (b) the Company to any Subsidiary of the Company;

          (iii) own, purchase or acquire stock, obligations or securities of or other equity interests in a Subsidiary or a Person which immediately after such purchase or acquisition will be a Subsidiary;

          (iv) make and permit to remain outstanding investments in notes receivable which are received pursuant to (a) the sale of all or substantially all of a business or operations or (b) the sale of used equipment in the ordinary course of business, but in each case only to the extent that the aggregate uncollected amount of all such notes receivable does not exceed $500,000;

          (v) make and permit to remain outstanding loans, advances and other investments in any business principally engaged in publishing (print or electronic), provided that all such loans, advances and other investments to or in entities which are not Subsidiaries do not in the aggregate exceed 10% of Capitalization;

          (vi) make and permit to remain outstanding loans, advances and other investments received in settlement of debts (created in the ordinary course of business) owing to the Guarantor or any Subsidiary,

          (vii) own, purchase or acquire commercial paper issued by any corporation or bankers' acceptances issued by any member bank of the Federal Reserve System, in either case, maturing within one year of the date of purchase and rated, by at least two of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Investors Service, Inc., "A-1", "P-1" and "F-1", respectively, and payable in the United States in United States dollars;

          (viii) own, purchase or acquire certificates of deposit in member banks of the Federal Reserve System (each having capital resources in excess of $75,000,000) or certificates of deposit in an aggregate amount not to exceed $2,000,000 in banks having capital resources of less than $75,000,000), all due within one year from the date of original issue thereof and payable in the United States in United States dollars;

          (ix) own, purchase or acquire repurchase agreements of member banks of the Federal Reserve System (each having capital resources in excess of $75,000,000) for terms of less than one year in respect of the foregoing certificates and obligations;

          (x)  own, purchase or acquire obligations of the

     United States government or any agency thereof;

          (xi) own, purchase or acquire obligations guaranteed by the United States government or any agency thereof;

          (xii) investments in stocks of investment companies registered under the Investment Company Act of 1940 which invest primarily in obligations of the type described in clauses (vii), (viii), (ix), (x) or (xi) above, provided that any such investment company shall have an aggregate net asset value of not less than $500,000,000;

          (xiii) own, purchase or acquire investments in money market mutual funds that are classified as current assets in accordance with generally accepted accounting principles, that are rated "AAAm" by Standard & Poor's Ratings Group and that invest solely in investments described in clauses
     (vii), (viii), (ix), (x) or (xi) above, which funds are managed by Persons having capital and surplus in excess of $500,000,000;

          (xiv) endorse negotiable instruments for collection in the ordinary course of business;

          (xv) make or permit to remain outstanding travel and other like advances to officers and employees in the ordinary course of business;

          (xvi) make or permit to remain outstanding investments in demand deposit accounts maintained by the Guarantor or any Subsidiary in the ordinary course of its business;

          (xvii) make or permit to remain outstanding investments consisting of Eurodollar time deposits, maturing within 90 days after the making thereof, with any branch of a United States commercial bank having capital and surplus of not less than $1 billion in the aggregate;

          (xviii) make or permit to remain outstanding investments in municipal obligations having a rating of "Aaa" by Moody's Investors Service, Inc., or "AAA" by Standard & Poor's Ratings Group;

          (xix) permit to remain outstanding investments of the Guarantor and its Subsidiaries set forth on Schedule 5.4;

          (xx) own, purchase or acquire (a) asset-backed securities, mortgage-backed securities and collateralized mortgage obligations issued by any entity and rated at least AA3 by Moody's Investors Service, Inc. or Aa- by Standard & Poor's Ratings Group and (b) notes and bonds issued by any domestic corporate issuer and rated at least A3 by Moody's Investors Service, Inc. or A- by Standard & Poor's Ratings Group; and

          (xxi) make or permit to remain outstanding any other loan or advance to, or own, purchase or acquire any other stock, obligations or securities of, or any other interest in, or make any other capital contribution to any Person, provided that the aggregate amount thereof does not at any time exceed 6% of Consolidated Net Worth as of the last day of then most recently ended fiscal quarter.

                                                                                $
                                                                                 -------------
                                        Consolidated Net Worth                  $
                                                                                 -------------
                                        Percentage of Consolidated Net Worth                 %
                                                                                 -------------
                                        (xxi) must not exceed 6% of Consolidated
                                        Net Worth                                                   -------------

5.   Limitation on Sale or Disposition of Capital Assets (Section 5.5)
     The Guarantor will not, and will not permit any Subsidiary to, sell or dispose of capital assets (including capital stock or other equity interests) outside the ordinary course of business if the aggregate of capital assets so sold or disposed of in any fiscal year involves assets totaling 10% or more of Consolidated Total Assets at the beginning of such fiscal year or has contributed 10% or more of EBITDA for any of the three fiscal years then most recently ended (or such shorter period during which such assets were owned by the Guarantor or a Subsidiary), unless either (i) the net proceeds (including the cash value of any securities received but deducting all expenses of sale and sales and transfer taxes and applicable Federal and state income taxes) from such sale or disposition are within 12 months from receipt invested in businesses substantially similar to any line of business in which the Guarantor or any Subsidiary has been continuously engaged since the date of issuance of the Notes or (ii) within 12 months after receipt of such net proceeds, an amount equal to such net proceeds is applied to the pro rata prepayment (based on outstanding principal amounts) of (a) the principal of the Notes then outstanding (in accordance with paragraph 4A of the Note Agreement, and together with all accrued interest on, and Yield-Maintenance Amount, if any, payable with respect to, the Notes) and (b) all other Debt of the Guarantor and its Subsidiaries consisting of obligations for borrowed money.

     Aggregate of capital assets sold or disposed of outside of the ordinary course of business during the fiscal year in which the period covered by this Compliance Certificate occurs

                                                                                $
                                                                                 -------------
     Consolidated Total Assets at beginning of such fiscal year                 $
                                                                                 -------------
                                                                                              %
     Percentage of Consolidated Total Assets at the beginning of such            -------------
     fiscal year

     EBITDA for each of the three fiscal years then most
     recently ended                                                             $
                                                                                 -------------

                                                                                $
                                                                                 -------------

                                                                                $
                                                                                 -------------

     Percentage of EBITDA for each such year contributed by assets                            %
     sold or disposed of                                                         -------------
                                                                                              %
                                                                                 -------------
                                                                                              %
                                                                                 -------------

     must not involve assets totaling 10% or more of Consolidated Total Assets at the beginning of such fiscal year or contributing 10% or more of EBITDA for any of the three fiscal years then most recently ended (or such shorter period during which such assets were owned by the Guarantor or a
     Subsidiary) UNLESS, (i) the net proceeds (including the cash value of any securities received but deducting all expenses of sale and sales and transfer taxes and applicable Federal and state income taxes) from such sale or disposition are within 12 months from receipt invested in businesses substantially similar to any line of business in which the
     Guarantor or any Subsidiary has been continuously engaged since the date of issuance of the Notes or (ii) within 12 months after receipt of such net proceeds, an amount equal to such net proceeds is applied to the pro rata prepayment (based on outstanding principal amounts) of (a) the principal of the Notes then outstanding (in accordance with paragraph 4A of the Note
     Agreement, and together with all accrued interest on, and Yield-Maintenance
     Amount, if any, payable with respect to, the Notes) and (b) all other Debt of the Guarantor and its Subsidiaries consisting of obligations for borrowed money.
                                                                                 -------------
     6. Limitations on Sale and Leaseback (Section 5.6)
     The Guarantor will not, and will not permit any Subsidiary to, enter into any arrangement with any lender or investor or under which such lender or investor is a party, providing for the leasing or other similar arrangement by the Guarantor or any Subsidiary of real or personal property used by the
     Guarantor or any Subsidiary in the operations of the Guarantor or any
     Subsidiary, which has been or is sold or transferred by the Guarantor or any Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such rental obligations of the Guarantor or such Subsidiary, EXCEPT that the Guarantor or any Subsidiary (other than the Company) may enter into sale and lease-back transactions involving newspaper equipment or facilities acquired after the issuance of the Notes if (i) such arrangement is for a period of less than three years by the end of which the use of such property by the lessee will be discontinued, (ii) the net proceeds of such sale are applied to the retirement of Debt, (iii) the net proceeds of the sale are used to purchase other property having a value at least equal to such net proceeds, (iv) the property immediately prior to such sale could have been subjected to a Lien securing Debt in an amount equal to such net proceeds and which Lien would have been permitted by clause (xi)
     of Section 5.2, or (v) the transaction represents a sale by a Subsidiary
     (other than the Company) to the Guarantor or another Subsidiary or by the
     Guarantor to a Subsidiary.
                                                                                 -------------

7.   Limitation on Sale of Stock and Debt of Subsidiaries (Section 5.9)
     The Guarantor will not, and will not permit any Subsidiary to, sell or otherwise dispose of, or part with control of, any shares of stock of (or other equity interests in) or Debt of any Subsidiary, except that shares of stock of (or other equity interests in) or Debt of any Subsidiary (other than the Company) may be sold or otherwise disposed of to the Guarantor or another Subsidiary, and except that all shares of stock of (or other equity interests in) and Debt of any Subsidiary (other than the Company) at the time owned by or owed to the Guarantor or any Subsidiary may be sold as an entirety for a cash consideration which represents the fair market value (as determined in good faith by the Board of Directors of the Guarantor) at the time of sale of the shares of stock or other equity interests and Debt so sold, provided that the assets of such Subsidiary do not constitute more than 10% of Consolidated Total Assets at the beginning of the fiscal year in which such sale or disposition is to occur and that such Subsidiary shall not have contributed more than 10% of EBITDA for any of the three fiscal years then most recently ended, unless such transaction shall be subject to, and in compliance with, Section 5.5, and further provided that, in any event, at the time of sale, such Subsidiary shall not own, directly or indirectly, any shares of stock of (or other equity interests in) or Debt of any other Subsidiary (unless all of the shares of stock of (or other equity interests in) and Debt of such other Subsidiary are owned, directly or indirectly, by the Guarantor and all Subsidiaries are simultaneously being sold as permitted by Section 5.9 of the Guaranty).

     Consolidated Total Assets at beginning of such fiscal year                 $
                                                                                 -------------

     Consolidated Total Assets represented by assets of Subsidiary              $
                                                                                 -------------
     Percentage of Consolidated Total Assets represented by
     assets of Subsidiary                                                                     %
                                                                                 -------------
     EBITDA for each of the three fiscal years then most recently ended         $
                                                                                 -------------

                                                                                $
                                                                                 -------------

                                                                                $
                                                                                 -------------
                                                                                              %
     Percentage of EBITDA for each such year contributed by                      -------------
                                                                                              %
     Subsidiary                                                                  -------------
                                                                                              %
                                                                                 -------------

     the assets of such Subsidiary must not constitute more than 10% of Consolidated Total Assets at the beginning of the fiscal year in which such sale or disposition is to occur and such Subsidiary must not have contributed more than 10% of EBITDA for any of the three fiscal years then most recently ended, unless such transaction was subject to, and in compliance with, Section 5.5.

                                                                                                    -------------



8.   Issuance of Stock by Subsidiaries (Section 5.10)
     The Guarantor will not permit any Subsidiary, the assets of which constitute more than 10% of Consolidated Total Assets at the beginning of the fiscal year in which such issuance, sale or disposition is to occur or which has contributed more than 10% of

     EBITDA for any of the three fiscal years most recently ended, to issue, sell or dispose of any shares of its stock (of any class) or any other equity interests except to the Guarantor or another Subsidiary.

     Consolidated Total Assets at beginning of such fiscal year                 $
                                                                                 -------------

     Consolidated Total Assets represented by assets of Subsidiary              $
                                                                                 -------------
     Percentage of Consolidated Total Assets represented by assets of                         %
     Subsidiary                                                                  -------------

     EBITDA for each of the three fiscal years then most recently ended         $
                                                                                 -------------

                                                                                $
                                                                                 -------------

                                                                                $
                                                                                 -------------

     Percentage of EBITDA for each such year contributed by Subsidiary                        %
                                                                                 -------------
                                                                                              %
                                                                                 -------------
                                                                                              %
                                                                                 -------------

     the assets of such Subsidiary must not constitute more than 10% of
     Consolidated Total Assets at the beginning of the fiscal year in which such issuance, sale or disposition is to occur and the Subsidiary must not have
     contributed more than 10% of EBITDA for any of the three fiscal years                          -------------
     most recently ended.


                 SCHEDULE 1 TO ANNEX A TO COMPLIANCE CERTIFICATE

1.       Consolidated Debt
         -----------------

                  (i)    all obligations for borrowed money or obligations
         represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which
         interest charges are customarily paid;                                 $
                                                                                 -------------

                  (ii)   Capitalized Lease Obligations;                         $
                                                                                 -------------
                  (iii)   indebtedness secured by any Lien existing on property
         owned by the Guarantor or any Subsidiary subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the
         Guarantor or any Subsidiary;                                           $
                                                                                 -------------
                  (iv)   guarantees, endorsements (other than endorsements of
         negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect)
         in connection with the obligations, stock or dividends of any Person;  $
                                                                                 -------------
                  (v)    obligations under any contract providing for the making
         of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case in order to enable such Person primarily to maintain working capital, net worth or any other balance sheet condition or to pay debt, dividends or
         expenses;                                                              $
                                                                                 -------------
                  (vi)   obligations under any contract for the purchase of
         materials, supplies or other property from any Person if such contract
         (or any related document) requires that payment for such materials, supplies or other property shall be made regardless of whether or not delivery of such materials, supplies or other property is ever made or
         tendered;                                                              $
                                                                                 -------------
                  (vii)  obligations under any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor;
                                                                                $
                                                                                 -------------
                  (viii) obligations under any contract for the sale or use
         of materials, supplies or other property, or the rendering of services, if such contract (or any related document) requires that payment for such materials, supplies or other property, or the use thereof, or payment for such services, shall be subordinated to any indebtedness
         (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be
         owed to any Person;                                                    $
                                                                                 -------------
                  (ix)   obligations under any other contract which, in economic
         effect, is substantially equivalent to a guarantee;                    $
                                                                                 -------------
         SUBTOTAL [(i)+(ii)+(iii)+(iv)+(v)+(vi)+(vii)+(viii)+(ix)]              $
                                                                                 -------------
                  (x)    But excluding (a) loans, advances and capital
         contributions by the Guarantor to any Subsidiary or by any Subsidiary
         to the Guarantor or another Subsidiary or a guarantee of the obligations of a Subsidiary under an executory contract to purchase or sell a business and (b) any amounts which may be due in connection with the "Gross-Up Transactions" described in Note 15 of the audited consolidated financial statements of the Guarantor and its Subsidiaries for the fiscal year ended December 31, 1999, as incorporated in the
         Guarantor's annual report on Form 10-K filed with the Securities and
         Exchange Commission

         CONSOLIDATED DEBT [SUBTOTAL above - (x)]                               $
                                                                                 =============
2.       EBITDA

                  (i)    Consolidated Net Earnings (determined as set forth in
         Item 2.1 below),                                                       $
                                                                                 -------------

                                      A1-1

                  (ii) plus, to the extent deducted in the determination of Consolidated Net Earnings,

                         (a)  all provisions for federal, state and other income
                              tax                                               $
                                                                                 -------------
                         (b)  Consolidated Interest Expense (determined as set
                              forth in Item 2.2 below) and                      $
                                                                                 -------------
                         (c)  provisions for depreciation and amortization      $
                                                                                 -------------
                  Subtotal of (a), (b) and (c)                                  $
                                                                                 -------------
                  EBITDA [(i) + (ii)]                                           $
                                                                                 =============
         Note: Any acquisition or disposition by the Guarantor or any
         Subsidiary during any period of all of the capital stock of (or other equity interests in) any Person, or of all or substantially all of the assets of any Person, shall in each case be reflected and given effect in EBITDA as if such acquisition or disposition occurred on the first day of such period, so long as, in the case of any such acquisition, the Guarantor shall have delivered or caused to be delivered to each holder of Notes financial information, set forth within audited financial statements regarding such Person, disclosing the prior operating results of such Person, and provided further, that for purposes of calculating EBITDA, the consummation of the
         Formation/Consummation Transactions will be taken into account by including, on a pro forma basis, Herald's share of EBITDA for periods prior to the Date of Closing, as derived from the "St. Louis Agency adjustment" reflected in prior consolidated financial statements.

2.1      Consolidated Net Earnings
         -------------------------

                  (i)    Consolidated gross revenues of the Guarantor and its
         Subsidiaries determined in accordance with generally accepted
         accounting principles                                                  $
                                                                                 -------------
                  (ii)   less all operating and non-operating expenses of the
         Guarantor and its Subsidiaries determined in accordance with generally
         accepted less accounting principles                                    $
                                                                                 -------------
         CONSOLIDATED NET EARNINGS [(i) - (ii)]                                 $
                                                                                 =============
         Note: The above include all charges of a property character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), but do not include in gross revenues any gains --- (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets) in excess of an aggregate amount of $5,000,000 in any one year, any gains resulting from the write-up of assets, any equity of the Guarantor or any
         Subsidiary in the unremitted earnings of any corporation which is not a Subsidiary or any earnings of any Person acquired by the Guarantor or any Subsidiary through purchase, merger or consolidation or otherwise for any year prior to the year of acquisition, or any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of investment in such
         Subsidiary.

2.2      Consolidated Interest Expense
         -----------------------------

         The sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Guarantor and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Guarantor and its Subsidiaries in accordance with generally accepted accounting principles) for the period covered by this Compliance Certificate for the Guarantor and its Subsidiaries:

                  (i) all interest and prepayment charges in respect of Debt of the Guarantor and its Subsidiaries (including imputed interest in respect of Capitalized Lease obligations and net costs of any interest rate or currency hedging or similar arrangements) deducted in determining consolidated net income for such period, together with all interest capitalized or deferred during

                                      A1-2

         such period and not deducted in determining consolidated net income for
         such period plus                                                       $
                                                                                 -------------
                  (ii)   all debt discount and expense amortized or required to
         be amortized in the determination of consolidated net income for such
         period                                                                 $
                                                                                 -------------
         CONSOLIDATED INTEREST EXPENSE [(i) + (ii)]                             $
                                                                                 =============

3.       CONSOLIDATED NET WORTH

                  (i)    Total amount of total assets of the Guarantor and its
         Subsidiaries as of the last day of the fiscal quarter most recently then ended, determined on a consolidated basis in accordance with
         generally accepted accounting principles less                          $
                                                                                 -------------
                  (ii)   Total liabilities of the Guarantor and its Subsidiaries
         as of the last day of the fiscal quarter most recently then ended, determined on a consolidated basis in accordance with generally
         accepted accounting principles.                                        $
                                                                                 -------------
         CONSOLIDATED NET WORTH [(i) - (ii)]                                    $
                                                                                 =============
4.       PRIORITY DEBT                                                          $
                                                                                 =============
                  (i)    Aggregate amount of all Debt of the Guarantor secured
         by a Lien plus                                                         $
                                                                                -------------
                  (ii)   All secured and unsecured Debt of all Subsidiaries
         (excluding Debt represented by the Notes)                              $
                                                                                 -------------
         PRIORITY DEBT [(i) + (ii)]                                             $
                                                                                 =============
5.       CAPITALIZATION

                  (i)    Consolidated Net Worth plus                            $
                                                                                 -------------
                  (ii)   Consolidated Debt                                      $
                                                                                 -------------
         CAPITALIZATION [(i) + (ii)]                                            $
                                                                                 ==============


                                      A1-3

                                                                       EXHIBIT E

                    [FORM OF SUBORDINATED INTERCOMPANY NOTE]

Effective Date:            [_____________________].

Maker: ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company.

Maker's Mailing Address:   900 North Tucker Boulevard, St. Louis, Missouri
                           63101.

Payee: PULITZER INC., a Delaware corporation, or its assigns.

Payee's Mailing Address:   900 North Tucker Boulevard, St. Louis, Missouri
                           63101.

Place for Payment:         Payee's mailing address set forth above or such other
                           location in the United States of America as the Payee may from time to time designate.

Maximum Principal Amount:  [$_________________________________].

Interest:                  [____________%, PAYABLE QUARTERLY IN ARREARS
                           (COMPUTED ON THE BASIS OF A 360-DAY YEAR OF
                           TWELVE 30-DAY MONTHS) ON THE ______ DAY OF
                           _______, _________, ___________ AND
                           _____________, COMMENCING WITH THE ________
                           DAY OF _______________, ________________,
                           ______________, OR _______________ NEXT
                           SUCCEEDING THE DATE HEREOF].

Repayment:                 All advances to the Maker and other amounts
                           represented by this Subordinated Intercompany Note shall be due and payable in full on [THE EARLIER OF
                           (A)] demand [, OR (B) __________].

Advances:                  The Payee may make advances to the Maker upon the
                           Maker's written request therefor. All advances of cash made by the Payee to the Maker hereunder shall be subject to the conditions set forth below and may, at the option of the Payee, be recorded by the Payee on Schedule 1 attached hereto. Recordation of such advances shall not be necessary but, if made, will be conclusive evidence of the making of such advances for the account of the Maker.

         FOR VALUE RECEIVED, the Maker promises to pay to the order of the Payee, in lawful money of the United States of America, in immediately available funds and in accordance with the repayment terms set forth above, the Maximum Principal Amount set forth above or, if less, the unpaid principal amount of all loans and other advances made by the Payee to the Maker. The Maker also promises to pay interest, in like money and funds and in accordance with the interest payment terms set forth above, on the unpaid principal amount of all loans and other advances made by the Payee to the Maker from the date such loan or advance is made until and including the date such loan or advance is paid at the rate per annum set forth above.

Additional terms and conditions of this Subordinated Intercompany Note are as follows:

         1. Prepayment. Subject to the terms and conditions set forth below, the Maker may prepay the full amount or any part of this Subordinated Intercompany Note at any time and from time to time without notice and without the payment of any premium, fee or penalty.

         2. Default. "EVENT OF DEFAULT" means any one of the following events:

         (a) the default by the Maker in the payment when due of principal, interest or any other amount payable with regard to this Subordinated Intercompany Note;

         (b) the entry of a decree or order for relief in respect of the Maker or any affiliate thereof in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or any affiliate thereof or for any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs;

         (c) the commencement by the Maker or any affiliate thereof of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by the Maker or any affiliate thereof to the appointment to or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or any affiliate thereof for any substantial part of their property, or the making by either the Maker or any affiliate thereof of any assignment for the benefit of creditors, or the admission by the Maker or any affiliate thereof in writing of its inability to pay debts generally as they become due;

         (d) any event or condition occurs with respect to any material indebtedness of the Maker or any affiliate thereof (including but not limited to the hereinafter defined Senior Debt) or any indebtedness of any other party for which the Maker or any affiliate thereof is a guarantor or surety or has pledged any of its assets as security, the effect of which is to cause or to permit the holder of any such indebtedness to cause the same or any portion thereof to become due prior to its stated maturity date; or

         (e) if the Maker is dissolved, split-up or winds up its affairs.

         3. Waivers. The Maker expressly waives demand for payment, presentment, notice of default, notice of intention to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and any and all other notices or action of any kind as to this Subordinated Intercompany Note and as to each, every and all installments or partial payments thereof.

         4. Collection Fees. If an Event of Default occurs hereunder and this Subordinated Intercompany Note is placed in the hands of an attorney for collection (whether or not suit is filed) or if this Subordinated Intercompany
Note is collected by suit or legal proceedings or through bankruptcy proceedings, the Maker agrees to pay, in addition to all sums then due hereon, all expenses of collection, including, without limitation, reasonable attorneys' fees.

         5.       Subordination.

         (a) The payment of any and all Subordinated Debt (as hereinafter defined) is expressly subordinated to all Senior Debt (as hereinafter defined) to the extent and in the manner set forth in this Section 5. As used herein: (i) the term "SUBORDINATED DEBT" means all amounts outstanding from time to time under this Subordinated Intercompany Note and any other amounts loaned from or otherwise advanced by the Maker to the Payee, whether direct, indirect, contingent, joint, several, or independent, now or hereafter existing, due or to become due to, or held or to be held by, the Payee, whether created directly or acquired by assignment or otherwise, and whether or not evidenced by written instrument (including, without limitation all post-petition interest in the event of any bankruptcy of the Maker) and all fees and expenses related to or advanced in connection with the foregoing, and (ii) the term "SENIOR DEBT" means all indebtedness, liabilities, and obligations of the Maker to any holder or holders of the Maker's 8.05% Senior Notes due April 28, 2009 (together with any notes issued in renewal, replacement, restatement, substitution or extensions thereof, the "SENIOR NOTES") with respect to the Senior Notes, whether direct, indirect, contingent, joint, several, or independent, now or hereafter existing, due or to become due, including, without limitation, all outstanding principal, interest (including, without limitation all post-petition interest in the event of any bankruptcy of the Maker) and Yield-Maintenance Amount (as defined in the hereinafter defined Senior Note Agreement), if any, with respect to the Senior Notes, all amounts payable by the Maker pursuant to or in connection with the Note Agreement dated as of May 1, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "SENIOR NOTE AGREEMENT") among the Maker and the several Purchasers listed in the Purchaser Schedule attached thereto (pursuant to which the Senior Notes were issued and sold), and all fees and expenses in connection with the foregoing.

         (b) Until the Senior Debt shall be indefeasibly paid and satisfied in full in cash, the Payee shall not receive or collect, directly or indirectly, any amount upon the Subordinated Debt; provided, however, that, the Payee may receive and collect principal and interest in accordance with the principal repayment and interest payment terms set forth above so long as no Event of Default of the type described in Section 2(d) with respect to any Senior Debt has occurred and is then continuing.

         (c) The Payee acknowledges and agrees that it has no liens, security interests, charges, mortgages, chattel mortgages, pledges, encumbrances, or other interests in any assets of the Maker or its subsidiaries securing the repayment of Subordinated Debt (collectively, referred to herein as a "LIEN"). The Payee further agrees not to acquire, by subrogation, contract or otherwise, any Lien or other right, title or interest in any of the assets of the Maker or its subsidiaries (including but not limited to any Liens which may arise in respect to taxes, assessments or other governmental charges) to secure the Subordinated Debt. Any Lien granted in violation hereof shall be null and void, and the Payee shall release the same upon request by the holder of any Senior Note.

         (d) Any payments received by the Payee in violation of the terms hereof shall be held by the Payee in trust for the holders of the Senior Debt, and the Payee shall immediately turn over such payments to such holders, in the form received, to be applied on the Senior Debt.

         (e) Unless and until the Senior Debt has been indefeasibly paid in full in cash, the Payee shall not (i) commence any action or proceeding of any kind whatsoever against the Maker or any of its assets to recover all or any part of the Subordinated Debt, or (ii) join with any creditor in bringing any proceedings against the Maker under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency law now or hereafter existing.

         (f) In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceedings involving the Maker, the Payee will, at the request of any Person designated in writing by the holders of 51% or more of the aggregate principal amount of the Senior Notes then outstanding, file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of the Maker in respect of the Subordinated Debt and will hold in trust for the holders of the Senior Debt and pay over to such holders, in the form received, to be applied on the Senior Debt, any and all moneys, dividends, or other assets received in any such proceedings on account of the Subordinated Debt, and unless and until the Senior Debt shall be indefeasibly paid in full in cash, any Person designated in writing by the holders of 51% or more of the aggregate principal amount of the Senior Notes then outstanding may, as attorney-in-fact for the Payee, take such action on behalf of the Payee, and the Payee hereby appoints each Person so designated as attorney-in-fact for the Payee to demand, sue for, collect, and receive any and all such moneys, dividends, or other assets and give acquittance therefor and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in such Person's name or in the name of the Payee as such Person may deem necessary or advisable for the enforcement of the agreements contained in this Subordinated Intercompany Note, and the Payee will execute and deliver to such Person and each holder of the Senior Notes such other and further powers of attorney or other instruments as such Person may request in order to accomplish the foregoing.

         (g) So long as any Senior Debt remains unpaid, the Payee will not (i) amend, modify or alter in any way the terms of the Subordinated Debt or any document, agreement, instrument or certificate relating thereto (including, without limitation, this Subordinated Intercompany Note) in a manner to alter the terms of subordination or to otherwise adversely affect any holder of the Senior Debt, as determined in such holders' sole discretion; or (ii) exercise any remedies with respect to any of the Subordinated Debt. The Payee agrees that it will not challenge, object to or in any respect inhibit or otherwise interfere with the enforcement by any holder of the

Senior Debt of any of its rights or remedies in respect of the Senior Debt or this Subordinated Intercompany Note.

         (h) No holder of the Senior Debt shall have any liability to the Payee with respect to, and the Payee waives any claim or defense which the Payee may now or hereafter have against any holder of the Senior Debt arising from, (i) any and all actions which any holder of the Senior Debt takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of Liens in any collateral now or hereafter securing any of the Senior Debt, actions with respect to the occurrence of any default under any Senior Debt, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon any of such collateral, and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other Person) with respect to the Senior Debt or the valuation, use, protection or release of any collateral now or hereafter securing same; (ii) any right, now or hereafter existing, to require any holder of the Senior Debt to proceed against or exhaust any collateral now or at any time hereafter securing the Senior Debt or to marshal any assets in favor of the Payee; (iii) any notice of the incurrence or increase of Senior Debt, it being understood that any holder of the Senior Debt may make advances now or hereafter relating to the Senior Debt, without notice to or authorization of the Payee, in reliance upon these subordination provisions,
(iv) any defense based upon or arising by reason of (A) any disability or other defense of the Maker or any other person or entity; (B) any lack of authority of any agent or any other person or entity acting or purporting to act on behalf of the Maker or the Payee; or (C) any failure by any holder of the Senior Debt to properly perfect any Lien in any asset of the Maker; (v) the election by any holder of the Senior Debt, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "BANKRUPTCY COde"), of the application of Section 1111(b)(2) of the Bankruptcy Code; and/or
(vi) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code.

         (i) The holders of the Senior Debt may, at any time and from time to time, without the consent of or notice to the Payee, without incurring responsibility to the Payee, and without impairing or releasing, any of its rights, or any of the obligations of the Payee, (i) change the amount, manner, place, or terms of payment or change or extend the time of payment of or increase, renew or alter the Senior Debt, or any part thereof, or enter into or amend in any manner any agreement (including any related loan agreement, promissory notes and collateral documents) relating to the Senior Debt; (ii) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever now or at any time hereafter pledged or mortgaged to secure, or howsoever securing, the Senior Debt, or any part thereof; (iii) release anyone liable in any manner for the payment or collection of the Senior Debt or any part thereof; (iv) exercise or refrain from exercising any rights against the Maker and others (including the Payee); and (v) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

         6. Prohibition on Transfers or Assignments. So long as the Senior Debt remains outstanding, the Payee shall not transfer or assign this Subordinated Intercompany Note, without the prior written consent of the holders of 51% or more of the aggregate principal amount of the Senior Notes then outstanding.

     7. Third Party Beneficiaries. The holders of the Senior Debt shall be third party beneficiaries hereunder, and such holders shall be entitled to enforce the terms of this Subordinated Intercompany Note; provided, however, that no other creditor of the Payee and no other party acting by or through the Payee shall have any rights hereunder or shall be entitled to rely hereon. As used in this Subordinated Intercompany Note, the phrase "holders of the Senior Debt" includes any transferees from time to time thereof.

     8. Notices. Any notice, demand or other communication required or permitted to be given to any party hereunder shall be in writing, and shall be deemed to have been delivered when actually received or, regardless of whether or not received, on the second business day after deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid, addressed to the party at the address set forth above or such other address as may hereafter be indicated by written notice delivered to the other party in accordance with the terms hereof.

     9. Governing Law. THIS SUBORDINATED INTERCOMPANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ____________ WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS.

Executed as of the date set forth on the first page of this Subordinated Intercompany Note.

                                    ST. LOUIS POST-DISPATCH LLC




                                    BY:
                                       -------------------------
                                         Name:
                                         Title:


By its execution below, the Payee consents and agrees to be bound by the provisions of this Subordinated Intercompany Note applicable to it.

PULITZER INC.



By:
  ------------------------
    Name:
    Title:

                                                                      Schedule 1
                                                                      ----------


Date                                      Amount Advanced
----                                      ---------------